                                  SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant /X/

Filed by a party other than the registrant /_/

Check the appropriate box:

     /_/  Preliminary Proxy Statement

     /_/  Confidential,  for Use of the  Commission  Only (as  permitted by Rule
          14a-6(e)2))

     /X/  Definitive Proxy Statement

     /_/  Definitive Additional Materials

     /_/  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14(a)-12

                            FALCONSTOR SOFTWARE, INC.
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                  (Name of Registrant as Specified in Charter)

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      (Name of Person(s) filing Proxy Statement, if other than Registrant)

     Payment of filing fee (check the appropriate box):

     /X/  No fee required.

     /_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3)  Exchange  Act Rule 0-11 (Set  forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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     /_/  Fee paid previously with preliminary materials.

     /_/  Check box if any part of the fee is offset as provided by Exchange Act
Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid previously.  Identify the previous filing by registration  statement  number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement no.:

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     (3) Filing Party:

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     (4)  Date Filed:

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                            FALCONSTOR SOFTWARE, INC.

                                 April 12, 2006

To Our Stockholders:

         We invite you to attend our annual stockholders'  meeting on Wednesday,
May 17, 2006 at our worldwide  headquarters located at 2 Huntington  Quadrangle,
Suite 2S01, Melville, New York at 9:00 a.m.

         At the  meeting,  you will  hear an update  on our  operations,  have a chance  to meet our  directors  and  executives,  and will be asked to elect two directors,  approve an incentive  stock plan, and ratify the  appointment of our
independent   registered   public  accounting  firm.  Your  Board  of  Directors
recommends a vote "FOR" each of the nominees and proposals.

         This  booklet  includes a formal  notice of the  meeting  and the proxy statement.  The proxy  statement  tells you more about the agenda and procedures for the meeting. It also describes how our Board of Directors operates and gives personal information about our director nominees.

         Only  stockholders of record at the close of business on March 29, 2006 will be  entitled  to vote at the  annual  meeting.  Even if you  only own a few shares, we want your shares to be represented at the annual meeting.  I urge you to complete,  sign,  date,  and return your proxy card  promptly in the enclosed envelope.

                                            Sincerely yours,

                                            ReiJane Huai
                                            Chairman and Chief Executive Officer

                            FALCONSTOR SOFTWARE, INC.
                             2 HUNTINGTON QUADRANGLE
                               MELVILLE, NY 11747
                                -----------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 17, 2006
                                ----------------

To Our Stockholders:

         The  2006  Annual  Meeting  of  Stockholders   ("Annual   Meeting")  of
FalconStor Software, Inc. (the "Company"), a Delaware corporation,  will be held at the Company's headquarters at 2 Huntington Quadrangle,  Suite 2S01, Melville,
NY,  commencing at 9:00 a.m.  (EDT) on Wednesday,  May 17, 2006, to consider and vote on the  following  matters  described  in this notice and the  accompanying
Proxy Statement:

         1)       To elect two directors to the Company's  Board of Directors to three-year  terms  and  until the  directors'  successors  are elected and qualified;

         2)       To approve the FalconStor Software, Inc., 2006 Incentive Stock Plan;

         3)       To  ratify  the  appointment  of KPMG  LLP as our  independent registered public accounting firm for fiscal 2006 and

         4)       Any other matters that properly come before the meeting.

         At the Annual  Meeting,  the Company intends to nominate Steven L. Bock and Patrick B. Carney for election to the Board of  Directors.  Mr. Bock and Mr.
Carney are  currently  members of the  Company's  Board of  Directors.  For more information concerning Mr. Bock and Mr. Carney, please see the Proxy Statement.

         The Board of  Directors  has fixed the close of  business  on March 29,
2006 as the record date for  determination  of stockholders  entitled to vote at the Annual Meeting or any adjournment  thereof, and only recordholders of common stock at the close of  business  on that day will be  entitled  to vote.  At the record date, 48,139,902 shares of common stock were outstanding.

         TO ASSURE REPRESENTATION AT THE ANNUAL MEETING,  STOCKHOLDERS ARE URGED
TO RETURN A PROXY AS PROMPTLY AS POSSIBLE BY SIGNING,  DATING AND  RETURNING THE
ENCLOSED PROXY CARD IN THE ENCLOSED  POSTAGE-PREPAID  ENVELOPE.  ANY STOCKHOLDER
ATTENDING  THE ANNUAL  MEETING MAY VOTE IN PERSON  EVEN IF HE OR SHE  PREVIOUSLY
RETURNED A PROXY.

         If you plan to attend the Annual Meeting in person, we would appreciate your response by indicating so when returning the proxy.

                                          By Order of the Board of Directors,

                                          Seth R. Horowitz
                                          SECRETARY

Melville, NY
April 12, 2006

                            FALCONSTOR SOFTWARE, INC.
                             2 HUNTINGTON QUADRANGLE
                            MELVILLE, NEW YORK 11747
                                -----------------

                              2006 PROXY STATEMENT

                               GENERAL INFORMATION

         This proxy statement contains information related to the annual meeting of stockholders of FalconStor  Software,  Inc. to be held on Wednesday,  May 17,
2006,  beginning  at  9:00  a.m.  (EDT),  at  the  Company's  headquarters  at 2
Huntington Quadrangle,  Suite 2S01, Melville, New York, and at any postponements or adjournments thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING

         At the Company's  annual meeting,  stockholders  will hear an update on the  Company's  operations,  have a chance  to meet  some of its  directors  and executives and will act on the following matters:

         1)       To elect two directors to the Company's  Board of Directors to three-year  terms  and  until the  directors'  successors  are elected and qualified;

         2)       To approve the FalconStor Software, Inc., 2006 Incentive Stock
                  Plan;

         3)       To  ratify  the  appointment  of KPMG  LLP as our  independent registered public accounting firm for fiscal 2006 and

         4)       Any other matters that properly come before the meeting.

WHO MAY VOTE

         Stockholders  of  FalconStor  Software,  Inc., as recorded in our stock register on March 29, 2006 (the "Record Date"),  may vote at the meeting.  As of this date, we had  48,139,902  shares of common stock  eligible to vote. We have only one class of voting  shares.  All shares in this  class  have equal  voting rights of one vote per share.

HOW TO VOTE

         You may vote in person at the meeting or by proxy.  We  recommend  that you vote by proxy even if you plan to attend the meeting.  You can always change your vote at the meeting.

HOW PROXIES WORK

         Our Board of Directors  is asking for your proxy.  Giving us your proxy means you  authorize  us to vote your  shares at the  meeting  in the manner you direct. You may vote for or against the proposals or abstain from voting.

         Proxies  submitted will be voted by the individuals  named on the proxy card in the manner you  indicate.  If you give us your proxy but do not  specify how you want your shares voted,  they will be voted in accordance with the Board of Directors recommendations,  I.E., in favor of our director nominees, in favor of the FalconStor Software, Inc., 2006 Incentive Stock Plan, and in favor of the ratification of the appointment of KPMG LLP as our independent registered public accounting firm.

         You may receive more than one proxy or voting card depending on how you hold  your  shares.  If  you  hold  shares  through  someone  else,  such  as  a stockbroker,  you may get materials  from them asking how you want to vote.  The latest  proxy  card we  receive  from you will  determine  how we will vote your shares.

REVOKING A PROXY

         There are three ways to revoke your proxy.  First, you may submit a new proxy with a later date up until the existing  proxy is voted.  Second,  you may vote in person at the meeting.  Last, you may notify our Chief Financial Officer in writing at 2 Huntington Quadrangle, Suite 2S01, Melville, New York 11747.

QUORUM

         In order  to  carry on the  business  of the  meeting,  we must  have a quorum.  This means at least a majority of the  outstanding  shares  eligible to vote must be  represented at the meeting,  either by proxy or in person.  Shares that we own are not voted and do not count for this purpose.

VOTES NEEDED

         The director nominees receiving a majority of the votes cast during the meeting  will be  elected  to fill the  seats of our  directors.  For the  other proposals to be  approved,  we require the  favorable  vote of a majority of the votes cast. Only votes for or against a proposal count. Votes which are withheld from voting on a proposal  will be excluded  entirely and will have no effect in determining  the quorum or the  majority of votes cast.  Abstentions  and broker non-votes  count for quorum  purposes only and not for voting  purposes.  Broker non-votes occur when a broker returns a proxy but does not have the authority to vote on a  particular  proposal.  Brokers that do not receive  instructions  are entitled to vote on the election of the  directors and the  ratification  of the auditors.

ATTENDING IN PERSON

         Only  stockholders,  their proxy  holders,  and our invited  guests may attend the meeting.  For security  purposes,  all persons  attending the meeting must bring an  identification  with photo.  If you wish to attend the meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership to the meeting.  For example, you could bring an account statement showing that you owned FalconStor Software, Inc., shares as of March 29, 2006 as acceptable proof of ownership.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information  concerning ownership of the
Common Stock of FalconStor Software, Inc., outstanding at March 29, 2006, by (i)
each person  known by the Company to be the  beneficial  owner of more than five percent of its Common Stock, (ii) each director and nominee for director,  (iii)
each of the current officers named in the summary  compensation  table, and (iv)
all directors,  nominees for director and executive officers of the Company as a group.

                                                   Shares Beneficially           Percentage
Name and Address of Beneficial Owner (1)                  Owned                 of Class (2)
-----------------------------------------                 -----                 ------------
ReiJane Huai (3)                                       10,791,760                   22.4%
c/o FalconStor Software, Inc.
2 Huntington Quadrangle
Melville, NY 11747

Barry Rubenstein (4)                                    6,548,512                   13.6%
68 Wheatley Road
Brookville, NY 11545

Irwin Lieber (5)                                        4,580,189                    9.5%
80 Cuttermill Road Suite 311
Great Neck, NY 11021

Eli Oxenhorn (6)                                        2,990,577                    6.2%
56 The Intervale
Roslyn Estates, NY 11576

Barry Fingerhut (7)                                     3,157,664                    6.6%
767 Fifth Avenue, 45th Floor
New York, NY 10153

Seth Lieber (8)                                         3,022,474                    6.3%
200 East 72 Street, PH N
New York, NY 10021

Jonathan Lieber (9)                                     2,955,352                    6.0%
271 Hamilton Road
Chappaqua, NY 10514

Marilyn Rubenstein (10)                                 2,475,424                    5.1%
c/o Barry Rubenstein
68 Wheatley Road
Brookville, NY 11545

Steven L. Bock (11)                                        16,500                    *

Patrick B. Carney (12)                                     59,615                    *

Lawrence S. Dolin (13)                                    122,449                    *

Steven R. Fischer (14)                                     86,949                    *

Alan W. Kaufman (15)                                       16,500                    *

Wayne Lam (16)                                            555,080                    1.1%

James Weber (17)                                          191,729                    *

Bernard Wu (18)                                           319,370                    *

All Directors, Nominees for Director
and Executive Officers as a Group (19)
(9 persons)                                            12,159,952                   24.7%

*Less than one percent

(1)      A person is deemed to be the beneficial owner of voting securities that can be  acquired  by such  person  within 60 days after the record date upon the exercise of options, warrants or convertible securities.  Each beneficial owner's percentage  ownership is determined by assuming that options,  warrants  or  convertible  securities  that  are held by such person (but not those held by any other  person) and that are currently exercisable  (I.E.,  that are exercisable  within 60 days from the date hereof) have been exercised.  Unless  otherwise  noted, we believe that all persons  named in the table have sole voting and  investment  power with respect to all shares beneficially owned by them.

(2)      Based upon  shares of Common  Stock  outstanding  at the Record Date of
         48,139,902.

(3)      Based upon  information  contained in a Form 5 and Forms 4 filed by Mr.
         Huai and certain other  information.  Consists of (i) 10,750,760 shares of Common Stock held by Mr. Huai and (ii) 41,000 shares of Common Stock held by The 2002 ReiJane Huai Revocable  Trust,  of which Mr. Huai is a trustee. Mr. Huai disclaims beneficial ownership of the securities held by The 2002 ReiJane Huai Revocable  Trust,  except to the extent of his equity interest therein.

(4)      Based upon  information  contained in a Form 4 and a report on Schedule
         13D, as amended (the "Wheatley 13D") filed jointly by Barry Rubenstein,
         Brookwood Partners,  L.P.  ("Brookwood"),  Seneca Ventures  ("Seneca"),
         Wheatley Associates III, L.P. ("Wheatley Associates"), Wheatley Foreign
         Partners,  L.P.  ("Wheatley  Foreign"),  Wheatley Foreign Partners III,
         L.P. ("Wheatley Foreign III"),  Wheatley Partners,  L.P.  ("Wheatley"),
         Wheatley Partners II, L.P. ("Wheatley II"), Wheatley Partners III, L.P.
         ("Wheatley III"),  Woodland Partners,  Woodland Venture Fund ("Woodland
         Fund"),  and certain other  entities with the  Securities  and Exchange
         Commission ("SEC"),  as well as certain other information.  Consists of
         (i)  1,401,103  shares of Common  Stock  held by Mr.  Rubenstein,  (ii)
         395,217 shares of common stock held by Brookwood,  (iii) 642,453 shares of common  stock held by Seneca,  (iv)  299,809  shares of common stock held by Wheatley Associates,  (v) 41,008 shares of common stock held by
         Wheatley Foreign,  (vi) 293,012 shares of common stock held by Wheatley
         Foreign  III,  (vii)  484,051  shares of common stock held by Wheatley,
         (viii)  180,089  shares of  common  stock  held by  Wheatley  II,  (ix)
         1,370,015  shares of common  stock held by  Wheatley  III,  (x) 698,242 shares of common  stock  held by  Woodland  Partners  and (xi)  743,513 shares of common stock held by Woodland Venture. Does not include 1,258 shares  of  common  stock  held  by Mr.  Rubenstein's  spouse,  Marilyn
         Rubenstein.  Mr.  Rubenstein  disclaims  beneficial  ownership  of  the securities held by Wheatley,  Wheatley  Foreign,  Wheatley II, Wheatley
         III, Wheatley Foreign III, Wheatley Associates,  Seneca, Woodland Fund,
         Woodland Partners and Brookwood, except to the extent of his respective equity interest therein.

(5)      Based upon information  contained in the Wheatley 13D and certain other information.  Consists of (i) 1,907,205  shares of Common Stock held by
         Irwin  Lieber,  (ii) 5,000 shares of Common stock held by Mr.  Lieber's daughter,  (iii) 484,051 shares of Common Stock held by Wheatley,  (iv)
         41,008  shares of Common  Stock held by Wheatley  Foreign,  (v) 180,089 shares of Common  Stock held by Wheatley II, (vi)  1,370,015  shares of
         Common Stock held by Wheatley III, (vii) 293,012 shares of Common Stock held by Wheatley Foreign III, and (viii) 299,809 shares of Common Stock held by Wheatley Associates.  Mr. Lieber disclaims beneficial ownership of the  securities  held by Wheatley,  Wheatley  Foreign,  Wheatley II,
         Wheatley III, Wheatley Foreign III and Wheatley  Associates,  except to the extent of his respective equity interests therein.

(6)      Based on  information  contained  in a report  on  Schedule  13G  filed jointly on January 18, 2006 by Eli Oxenhorn and the Eli Oxenhorn Family
         Limited Partnership (the "EOFLP").  Consists of (i) 2,749,500 shares of
         Common Stock held by Mr. Oxenhorn  (including  3,500 shares held by the
         Eli  Oxenhorn SEP IRA account and 8,000 shares held by the Eli Oxenhorn
         Rollover IRA  Account) and (ii) 241,077  shares of Common Stock held by
         the  EOFLP.  Mr.  Oxenhorn  disclaims   beneficial   ownership  of  the
         securities  held by the EOFLP,  except to the extent of his  respective equity interests therein.

(7)      Based upon information  contained in the Wheatley 13D and certain other information.  Consists  of (i) 469,680  shares of Common  Stock held by
         Barry Fingerhut,  (ii) 484,051 shares of Common Stock held by Wheatley,
         (iii)  41,008  shares of Common  Stock held by Wheatley  Foreign,  (iv)
         180,089  shares of Common  Stock held by  Wheatley  II,  (v)  1,370,015 shares of Common Stock held by Wheatley  III,  (vi)  293,012  shares of
         Common Stock held by Wheatley  Foreign  III,  (vii)  299,809  shares of
         Common Stock held by Wheatley Associates, and (viii) 20,000 shares held by a  partnership  in which Mr.  Fingerhut  is a general  partner.  Mr.
         Fingerhut  disclaims  beneficial  ownership of the  securities  held by
         Wheatley, Wheatley Foreign, Wheatley II, Wheatley III, Wheatley Foreign
         III and  Wheatley  Associates,  except to the extent of his  respective equity interests therein.

(8)      Based upon information  contained in the Wheatley 13D and certain other information. Consists of (i) 79,622 shares of Common Stock held by Seth
         Lieber,  (ii) 15,000  shares of Common  Stock held by the Irwin  Lieber
         1996 Grandfather Trust (the "Grandfather  Trust") for which Seth Lieber is a co-trustee, (iii) 484,051 shares of Common Stock held by Wheatley,
         (iv)  41,008  shares of Common  Stock  held by  Wheatley  Foreign,  (v)
         180,089  shares of Common  Stock held by Wheatley  II,  (vi)  1,370,015 shares of Common Stock held by Wheatley III,  (vii)  293,012  shares of

         Common Stock held by Wheatley  Foreign III,  (viii)  299,809  shares of
         Common Stock held by Wheatley  Associates  and (ix)  259,868  shares of
         Common  Stock  held by  Applegreen.  Mr.  Lieber  disclaims  beneficial ownership of the securities  held by the Grandfather  Trust,  Wheatley,
         Wheatley  Foreign,  Wheatley II,  Wheatley III,  Wheatley  Foreign III,
         Wheatley  Associates  and  Applegreen,  except  to  the  extent  of his respective equity interests therein.

(9)      Based upon information  contained in the Wheatley 13D and certain other information.  Consists  of (i)  12,500  shares of Common  Stock held by
         Jonathan  Lieber,  (ii)  15,000  shares  of  Common  Stock  held by the
         Grandfather  Trust for which  Jonathan  Lieber is a  co-trustee,  (iii)
         484,051 shares of Common Stock held by Wheatley,  (iv) 41,008 shares of
         Common  Stock held by Wheatley  Foreign,  (v) 180,089  shares of Common
         Stock held by Wheatley II, (vi)  1,370,015  shares of Common Stock held by Wheatley III,  (vii) 293,012 shares of Common Stock held by Wheatley
         Foreign  III,  (viii)  299,809  shares of Common Stock held by Wheatley
         Associates  and (ix) 259,868  shares of Common Stock held by Applegreen
         Partners.  Mr. Lieber disclaims  beneficial ownership of the securities held by the Grandfather Trust, Wheatley, Wheatley Foreign, Wheatley II,
         Wheatley III, Wheatley Foreign III, Wheatley Associates and Applegreen,
         except to the extent of his respective equity interests therein.

(10)     Based upon information  contained in the Wheatley 13D and certain other information.  Consists  of (i) 1,258  shares of  Common  Stock  held by
         Marilyn Rubenstein, (ii) 642,453 shares of Common Stock held by Seneca,
         (iii)  743,513  shares of Common  Stock  held by  Woodland  Fund,  (iv)
         692,983  shares of  Common  Stock  held by  Woodland  Partners  and (v)
         395,217  shares of Common  Stock  held by  Brookwood.  Mrs.  Rubenstein disclaims  beneficial  ownership  of the  securities  held  by  Seneca,
         Woodland Fund, Woodland Partners and Brookwood, except to the extent of her respective  equity interests  therein.  Does not include  1,401,103 shares  of  Common  Stock  held  by  Mrs.  Rubenstein's  spouse,  Barry
         Rubenstein.

(11)     Based on  information  contained  in a Form 3 and a Form 4 filed by Mr.
         Bock and certain other information. Consists of 16,500 shares of Common
         Stock issuable upon exercise of options that are currently  exercisable or will be exercisable within 60 days of March 29, 2006.

(12)     Based on  information  contained  in a Form 3 and  Forms 4 filed by Mr.
         Carney and certain other  information.  Consists of (i) 500 shares held by Mr.  Carney and (ii) 59,115  shares of Common  Stock  issuable  upon
         exercise  of  options  that  are  currently   exercisable  or  will  be
         exercisable within 60 days of March 29, 2006.

(13)     Based  on  information  contained  in Forms 4 filed  by Mr.  Dolin  and certain  other  information.  Consists  of (i)  40,000  shares  held by
         Northern  Union Club and (ii) 82,449  shares of Common  Stock  issuable upon  exercise of options  that are  currently  exercisable  or will be exercisable  within 60 days of March 29,  2006.  Mr. Dolin is a general partner of Mordo Partners, which is a general partner of Northern Union
         Club. Mr. Dolin disclaims  beneficial  ownership of the securities held by  Northern  Union Club,  except to the extent of his equity  interest therein.

(14)     Based on  information  contained  in Forms 4 filed by Mr.  Fischer  and certain  other  information.  Consists of (i) 19,500 shares held by Mr.
         Fischer and (ii) 67,449  shares of Common Stock  issuable upon exercise of options that are currently exercisable or will be exercisable within
         60 days of March 29, 2006.  Excludes  1,000 shares of Common Stock held by Mr. Fischer as a custodian for his daughter.  Mr. Fischer  disclaims beneficial  ownership  of the  securities  held as a custodian  for his daughter, except to the extent of his equity interest therein.

(15)     Based on  information  contained  in a Form 3 and a Form 4 filed by Mr.
         Kaufman and certain  other  information.  Consists of 16,500  shares of
         Common  Stock  issuable  upon  exercise of options  that are  currently exercisable or will be exercisable within 60 days of March 29, 2006.

(16)     Based on information  contained in Forms 4 filed by Mr. Lam and certain other information.  Consists of (i) 48,003 shares held by Mr. Lam, (ii)
         1,234  shares of  Common  Stock  held by Mr.  Lam's  spouse,  and (iii)
         505,843  shares of Common Stock  issuable upon exercise of options that are  currently  exercisable  or will be  exercisable  within 60 days of
         March 29, 2006.

(17)     Based on  information  contained  in a Form 3 and a Form 4 filed by Mr.
         Weber and certain  other  information.  Consists  of 191,729  shares of
         Common  Stock  issuable  upon  exercise of options  that are  currently exercisable or will be exercisable within 60 days of March 29, 2006.

(18)     Based on information contained in a Form 3 and a Form 4 filed by Mr. Wu and certain other  information.  Consists of (i) 212,020 shares held by
         Mr. Wu and (ii) 107,350  shares of Common Stock  issuable upon exercise of options that are currently exercisable or will be exercisable within
         60 days of March 29, 2006.

(19)     Consists of (i) 11,113,017  shares held by all directors,  nominees for director and executive officers as a group and (ii) 1,046,935 shares of
         Common  Stock  issuable  upon  exercise of options  that are  currently exercisable or will be exercisable within 60 days of March 29, 2006.

                               BOARD OF DIRECTORS

INDEPENDENCE

         In accordance with the Company's Corporate Governance  Guidelines,  and the Nasdaq Stock Market  corporate  governance  listing  standards  (the "Nasdaq
Standards"),  a majority  of the  Company's  directors  must be  independent  as
determined  by  the  Board.  In  making  its  independence   determinations  for
directors, the Board looks to the Nasdaq Standards.

         Under the Nasdaq Standards,  a director is independent if: the director is not employed,  nor is the director a family member of anyone employed, by the
Company or any parent or  subsidiary;  the  director is not, and does not have a family  member who is, a partner of the  Company's  outside  auditor or a former partner or  employee of the outside  auditor who worked on the  Company's  audit during the past three  years;  the  director has not, and does not have a family member who has,  accepted  more than  $60,000  during the  current or past three fiscal years from the Company or any of its affiliates; the director is not, nor is any family member of the director, a partner in, or a controlling stockholder or an executive  officer of, any organization to which the Company made, or from which the Company  received,  payments for property or services that exceed five percent of the recipient's consolidated gross revenues or $200,000, whichever is more;  and the director is not,  and does not have any family  member who is, an executive  officer  of  another  company  where any of the  Company's  executive officers serve on the other company's compensation committee.

         The Board of Directors  currently  consists of six  directors,  five of whom, Messrs. Bock, Carney,  Dolin,  Fischer,  and Kaufman are independent.  Mr.
Huai is a non-independent management director.

PROPOSAL NO. 1
                              ELECTION OF DIRECTORS
         The Company's bylaws authorize the Board of Directors to fix the number of directors and provide that the directors shall be divided into three classes,
with  the  classes  of  directors  serving  for  staggered,   three-year  terms.
Currently, the number of members of the Board of Directors is six.

         On August 6, 2004,  Steven Owings  resigned from the Board of Directors due to personal health issues. On January 6, 2005, Steven L. Bock was elected by the Board of Directors to fill the remainder of Mr. Owings's term.

         The Company's nominating procedures,  including procedures for director
candidates   proposed   to  be   nominated   by   stockholders,   and   director
qualifications, are set forth below.

         Steven L. Bock and Patrick B. Carney were  nominated  by the  Company's
Nominating  and  Corporate  Governance  Committee  as the  Board  of  Directors'
nominees for director.  Mr. Bock and Mr.  Carney are currently  directors of the
Company.  Each would be elected for a full three-year  term. It is proposed that
Mr.  Bock and Mr.  Carney be  elected  to serve  until  the  Annual  Meeting  of
Stockholders to be held in 2009 and until their successors are elected and shall have qualified.

         Unless  authority is specifically  withheld,  proxies will be voted for the election of each of the nominees below to serve as a director of the Company for  a  term  which  will  expire  at  the  Company's  2009  Annual  Meeting  of
Stockholders and until a successor is elected and qualified.  If any one or more of such nominees  should for any reason  become  unavailable  for election,  the persons  named in the  accompanying  form of proxy may vote for the  election of such substitute nominees as the Board of Directors may propose. The accompanying form of proxy contains a  discretionary  grant of authority with respect to this matter.

                                                                     Director
Name                     Position                         Age          Since
----                     --------                         ---          -----
Steven L. Bock           Director Nominee                   52         2005
Patrick B. Carney        Director Nominee                   41         2003

         STEVEN L. BOCK has been CEO and  President of  Rotobrush  International
LLC,  a leading  provider  of air duct  cleaning  systems  to a range of service contractors,  since October 2005. He is also a member of Rotobrush's Supervisory
Committee.  Mr.  Bock has  also  been  Chairman  of the  Board  and CEO of Unger
Software  Corporation,  a leading  provider of financial  planning and profiling software for advisors and other finance industry  professionals,  since December
2002. He was also the  President of Unger  Software from October 2002 to October
2005. Prior to joining Unger Software,  Mr. Bock was a consultant to early-stage companies.  He served as a  Director  and  Interim  Chief  Operating  Officer of
B2BVideo Network from November 2001 to May 2002. From December 1990 through July
2000, Mr. Bock was Chairman,  Chief Executive Officer and President of Specialty
Catalog Corp., a direct  marketer  targeting niche consumer  product  categories through a variety  of  catalogs  and  E-commerce  web  sites.  Prior to  joining
Specialty Catalog,  Mr. Bock was an officer at investment holding and management firms and was a partner  of a law firm.  Mr.  Bock  holds a B.S.  from the State
University of New York at Albany,  and a J.D. from Harvard Law School.  Mr. Bock has been a Director of the Company since January 2005.

         PATRICK B. CARNEY has been General Manager of Melillo Consulting, Inc., a solutions  oriented  systems  integrator,  since April 1, 2005. From November,
2004,  through March,  2005, Mr. Carney was an independent  consultant to senior management and senior IT executives.  From October 2003, through October,  2004,
Mr.  Carney was the Chief  Technology  Officer  for Barr  Laboratories  Inc.,  a
specialty  pharmaceutical  company. From August 2000 through July 2003 he served as the Chief Information Officer for the North Shore - Long Island Jewish Health
System where he was  responsible  for  strategic IS planning and managing the IS and  Telecommunications  operations  throughout the Health System.  From 1995 to
July,  2000, Mr. Carney was the Vice President & Chief  Information  Officer for
Staten  Island  University  Hospital.  Mr.  Carney's  career  also  includes  IT management  experience  in  other  industries  as he was also  the  Director  of
Information  Systems  for  ABB  Power  Generation  Inc.,  a  subsidiary  of  the
Zurich-based  Asea Brown Boveri,  and also held  positions at KPMG Peat Marwick,
Wang  Laboratories,  and IBM  Corporation.  Mr. Carney received a BS degree from
Manhattan College. Mr. Carney has been a director of the Company since May 2003.

         The names of the  directors,  whose  terms  expire at the 2007 and 2008
Annual Meetings of Stockholders of the Company,  who are currently serving their terms, are set forth below:

                                                                 Director
         Name                    Position            Age          Since
         ----                    --------            ---          -----
         Lawrence S. Dolin       Director             62          2001
         Steven R. Fischer       Director             60          2001
         ReiJane Huai            Director             47          2001
         Alan W. Kaufman         Director             67          2005

         LAWRENCE  S. DOLIN has been  Chairman,  President  and Chief  Executive
Officer of  Noteworthy  Medical  Systems,  Inc.  ("Noteworthy"),  a provider  of computerized  patient record  software,  since January 2000. Since January 1996,
Mr. Dolin has been a general partner of Mordo Partners, an investment management partnership.  Since 1981, Mr. Dolin has served as a director of Morgan's  Foods,
Inc., which owns, through wholly-owned subsidiaries,  KFC restaurants, Taco Bell restaurants and Pizza Hut restaurants.  Mr. Dolin holds a B.A. from Case Western
Reserve  University and a J.D. from Case Western Reserve  University.  Mr. Dolin has been a director of the Company since August 2001, and his term as a director of the Company expires in 2007.

         STEVEN R. FISCHER has been President of North Fork Business Capital,  a provider of asset based and  structured  finance loans of up to $150 million for corporate mergers and acquisitions,  recapitalizations,  and for general working capital purposes,  since July 2004. From February 2004 until July 2004, he was a consultant  to  financial  institutions.  From 1992 to February,  2004,  he held multiple executive management and financial  positions,  including most recently
President,  with  Transamerica  Business  Capital  Corporation,  a member of the
Transamerica  Finance  Corporation family of companies,  specializing in secured lending for mergers,  acquisitions  and  restructurings.  From 1981 to 1992,  he served as Vice President and Regional  Manager of Citibank,  N.A. Since 1995, he
has served as a director of ScanSource,  Inc., a value-added  distributor of POS and bar code  products.  Beginning in 2001 he served on the board of advisors of
Keltic Financial LLC., a privately held finance company that funds middle market companies.  He holds a B.S. in Economics and Accounting  from Queens College and an M.B.A.  from Baruch  College.  Mr. Fischer has been a director of the Company since August 2001, and his term as a director of the Company expires in 2008.

         REIJANE HUAI has served as President and Chief Executive Officer of the
Company and its  predecessor  since  December 2000 and has served as Chairman of the Board of the Company  since August 2001.  Mr. Huai also served as a director of the Company's predecessor from July 2000 to August 2001. Mr. Huai came to the
Company with a career in software development and management.  As executive vice president and general  manager,  Asia,  for Computer  Associates  International,
Inc., he was responsible  for sales,  marketing and the development of strategic joint ventures in the region.  Mr. Huai joined Computer  Associates in 1996 with its  acquisition of Cheyenne  Software,  Inc.,  where he was president and chief executive officer.  Mr. Huai joined Cheyenne Software,  Inc., in 1985 as manager of research and development of ARCserve, the industry's first storage management solution for the client/server environment.  Mr. Huai received a master's degree in  computer  science  from the State  University  of New York at Stony Brook in
1985.  Mr. Huai has been a director of the Company since August,  2001,  and his term as a director of the Company expires in 2007.

         ALAN W. KAUFMAN has been a director of NetIQ Corporation, a provider of integrated  systems and security  management  solutions,  since August 1997. Mr.
Kaufman  served as a director of  QueryObject  Systems  Corp.,  a developer  and marketer of proprietary  business  intelligence  software,  from October 1997 to
March 2002. He also served as  QueryObject  Systems'  Chairman of the Board from
May 1998 to October  1999,  and as President  and Chief  Executive  Officer from
October 1997 to December  1998,  when he retired.  From December 1996 to October
1997,  Mr. Kaufman was an  independent  consultant.  From April 1986 to December
1996, Mr. Kaufman held various positions at Cheyenne Software,  most recently as
Executive  Vice  President  of  Worldwide  Sales.  Mr.  Kaufman was the founding president  of, and  currently  serves on the Board of Directors of, the New York
Software  Industry  Association.  He is on the Advisory  Board of the CUNY (City
University  of New York)  Institute  for Software  Design and  Development.  Mr.
Kaufman  holds a B.S.  in  electrical  engineering  from Tufts  University.  Mr.
Kaufman has been a director of the Company  since May,  2005,  and his term as a director of the Company expires in 2008.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  ELECTION  OF THE
NOMINEES.

MEETINGS

         The Board of  Directors  met on ten  occasions  during the fiscal  year ended  December 31, 2005. In addition to the meetings,  the members of the Board of Directors  sometimes  take action by unanimous  written  consent in lieu of a meeting, which is permitted. All Directors attended at least 75% of the meetings of the Board of Directors.

                                       10

COMMITTEES

         The  Board of  Directors  currently  has  three  committees:  the Audit
Committee;  the Compensation and Stock Option Committee;  and the Nominating and
Corporate  Governance  Committee.  The charter of each committee is available on the Company's website at www.falconstor.com/en/company/?pg=Governance.

         AUDIT COMMITTEE

         The Audit  Committee  consists  of Messrs.  Bock,  Dolin,  and  Fischer
(Chair).  The Audit  Committee  is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the qualifications and independence of the independent  registered public accounting firm engaged to audit the Company's consolidated  financial statements,  (3) the performance of the Company's  internal audit function and independent  auditors,
(4) the integrity of management and information  systems and internal  controls, and (5) the compliance by the Company with legal and regulatory requirements.

         Each member of the Audit Committee is required to be  "independent"  as defined in the Nasdaq Standards and in Section 301of the  Sarbanes-Oxley  Act of
2002 (the  "Act")  and Rule 10A-3 of the  Securities  Exchange  Act of 1934,  as
amended.  The Board has  determined  that each member of the Audit  Committee is
"independent" under these standards. In addition, the Board has determined that, as required by the Nasdaq Standards, each member of the Audit Committee was able to read and to understand financial statements at the time of his appointment to the Audit Committee.

         The Board has further  determined that Mr. Fischer meets the definition of "audit committee  financial  expert," and therefore meets  comparable  Nasdaq
Standard  requirements,  because he has an understanding of financial statements and generally accepted accounting principles ("GAAP"); has the ability to assess
GAAP in connection  with the accounting for estimates,  accruals,  and reserves;
has experience in analyzing and evaluating  financial  statements that present a breadth  and  level of  complexity  of  accounting  issues  that  are  generally comparable  to the  breadth and  complexity  of issues  that can  reasonably  be
expected  to  be  raised  by  the  Company's   financial   statements;   has  an
understanding of internal controls and procedures for financial  reporting;  and has an  understanding of audit committee  functions.  Mr. Fischer acquired these attributes through education and experience  consistent with the requirements of the Act.

         The Audit  Committee  met four  times  during  the  fiscal  year  ended
December 31, 2005. All members of the Audit  Committee  attended at least 75% of the  meetings of the  committee  during the times they were members of the Audit
Committee.

         The Company's Board of Directors has adopted,  and annually reviews, an
Audit Committee  Charter and Guidelines for Pre-Approval of Independent  Auditor
Services.

         COMPENSATION AND STOCK OPTION COMMITTEE

         The Compensation and Stock Option Committee consists of Messrs. Carney,
Dolin  (Chair) and  Kaufman.  From  January 1, 2005  through May 10,  2005,  the
Compensation and Stock Option Committee consisted of Messrs.  Carney,  Dolin and
Fischer.  The  Compensation and Stock Option Committee is appointed by the Board
(i) to discharge the  responsibilities  of the Board relating to compensation of

                                       11

the  Company's  executives,  (ii) to  produce  the  annual  report on  executive compensation  that is  required  by the  rules of the  Securities  and  Exchange
Commission to be included in the Company's annual proxy statement,  and (iii) to administer, and to approve awards under, the Company's equity-based compensation plans for employees.  Under the Compensation and Stock Option Committee  Charter
adopted in January 2005, all members of the Compensation  Committee are required to be "independent" as defined in the Nasdaq Standards. The Board has determined that all of the current members of the Compensation  Committee are "independent"
under these standards.

         The  Compensation  and Stock Option  Committee met six times during the fiscal year ended December 31, 2005. All members of the  Compensation  and Stock
Option  Committee  attended at least 75% of the meetings of the committee during the times they were members of the Compensation and Stock Option Committee.  The
Compensation  and Stock Option  Committee also took action by unanimous  written consent in lieu of a meeting  five times  during the fiscal year ended  December
31, 2005.

         NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

         The Nominating and Corporate  Governance  Committee consists of Messrs.
Bock, Carney (Chair), Fischer and Kaufman. From January 1, 2005, through May 10,
2005, it consisted of Messrs.  Bock, Carney,  Dolin and Fischer.  The Nominating
and Corporate  Governance  Committee is appointed by the Board:  (i) to identify individuals  qualified to become Board  members,  (ii) to recommend to the Board director  candidates for each annual meeting of  stockholders or as necessary to fill vacancies and newly created directorships and (iii) to perform a leadership
role  in  shaping  the  Company's  corporate  governance   policies,   including
developing  and  recommending  to  the  Board  a  set  of  corporate  governance principles. Under the Nominating and Corporate Governance Committee Charter, all
members of the Nominating and Corporate  Governance Committee are required to be
"independent" as defined in the Nasdaq Standards.  The Board has determined that all of the current members of the Nominating and Corporate  Governance Committee
are "independent" under these standards.

         The Nominating and Corporate Governance Committee met four times during the fiscal year ended  December  31,  2005.  All members of the  Nominating  and
Corporate  Governance  Committee  attended  at least 75% of the  meetings of the committee  during the times they were members of the  Nominating  and  Corporate
Governance Committee.

         The  Nominating  and  Corporate   Governance   Committee's  charter  is
available          on         the          Company's          website         at
www.falconstor.com/en/company/?pg=Governance.

COMPENSATION

         Directors who are also employees receive no compensation for serving on the Company's Board of Directors.  Non-employee directors are reimbursed for all travel and other  expenses  incurred  in  connection  with  attending  Board and
Committee meetings.

         Pursuant to the 2004  Outside  Directors  Stock  Option Plan (the "2004
Plan"),  each  non-employee  director of the Company is entitled upon becoming a non-employee  director to receive an initial grant of options to acquire  50,000 shares of Common Stock and an annual grant of options to acquire  10,000  shares of  Common  Stock on the date of each  Annual  Meeting  of  Stockholders  of the

                                       12

Company. These stock options are granted with per share exercise prices equal to the fair market value of the Common  Stock on the date of grant.  A director who received an initial  grant of options to acquire  50,000  shares of Common Stock within six months prior to an Annual Meeting of  Stockholders is not entitled to receive an annual grant of options to acquire  10,000  shares of Common Stock on the date of the Annual  Meeting.  A  director  who  serves as  Chairperson  of a committee of the Board of Directors for at least six months during a fiscal year is entitled to receive an additional grant of options to acquire 5,000 shares on the date of the next Annual  Meeting of  Stockholders.  One-third of the options vest on the first anniversary of the date of grant, and one-twenty fourth of the remainder vests each month thereafter for twenty-four months.

           In May 2005,  each of  Messrs.  Carney,  Dolin and  Fischer  received options to purchase  15,000 shares of Common Stock at an exercise price of $6.01 per share as their annual grants under the 2004 Plan, and Mr.  Kaufman  received options to purchase  50,000 shares of Common Stock at an exercise price of $6.01 per share as his initial grant of options under the 2004 Plan. Mr. Bock received options to purchase  50,000 shares of Common Stock at an exercise price of $8.20 per share as his initial  grant of options upon  becoming a director in January,
2005.

NOMINATING PROCEDURES AND DIRECTOR QUALIFICATIONS

         The  Nominating  and  Corporate  Governance  Committee  has adopted the following policies regarding nominations and director qualifications:

I.       Consideration of Nominees Recommended by Stockholders

         The Committee  recognizes that qualified  candidates for nomination for
Director can come from many  different  sources,  including  from the  Company's stockholders.  The Committee will  therefore  consider any nominee who meets the minimum qualifications set forth below.

                  To propose a nominee, a stockholder must provide the following information:

                  1.       The stockholder's name and, if different, the name of
                           the holder of record of the shares.

                  2.       The stockholder's address and telephone number.

                  3.       The name of the proposed nominee.

                  4.       The address and phone number of the proposed nominee.

                  5.       A listing of the proposed nominee's qualifications.

                  6.       A statement by the stockholder  revealing whether the
                           proposed  nominee has assented to the  submission  of
                           her/his name by the stockholder.

                  7.       A  statement  from  the  stockholder  describing  any
                           business or other relationship with the nominee.

                  8.       A  statement  from the  stockholder  stating  why the
                           stockholder  believes the nominee would be a valuable
                           addition to the Company's Board of Directors.

                                       13

         The stockholder should submit the required information to:

                           Nominating and Corporate Governance Committee
                           c/o General Counsel
                           FalconStor Software, Inc.
                           2 Huntington Quadrangle
                           Suite 2S01
                           Melville, NY  11747

         With a copy to:

                           Director Human Resources
                           FalconStor Software, Inc.
                           2 Huntington Quadrangle
                           Suite 2S01
                           Melville, NY  11747

         If any  information  is  missing,  the  proposed  nominee  will  not be considered.

II.      Qualifications for Candidates

         The Committee  believes that the Company and its  stockholders are best served by having  directors  from diverse  backgrounds  who can bring  different skills to the Company.  It is  therefore  not possible to create a rigid list of qualifications for Director candidates.  However,  absent unique  circumstances, the Committee  expects that each  candidate  should have the  following  minimum qualifications:

     o   Substantial  experience with technology companies.  This experience may be the result of employment with a technology  company or may be gained
         through  other  means,   such  as  financial   analysis  of  technology
         companies;

     o   The highest level of personal and  professional  ethics,  integrity and values;

     o   An inquiring and independent mind;

     o   Practical wisdom and mature judgment;

     o   Expertise  that is  useful  to the  Company  and  complementary  to the background and  experience of other Board  members,  so that an optimal balance of Board members can be achieved and maintained;

     o   Willingness  to devote the required time to carrying out the duties and responsibilities of Board membership;

     o   Commitment to serve on the Board for several years to develop knowledge about the Company's business;

     o   Willingness  to represent the best  interests of all  stockholders  and objectively appraise management performance; and

                                       14

     o   Involvement  only in activities or interests  that do not conflict with the director's responsibilities to the Company and its stockholders.

         At any time, the Committee may be looking for director  candidates with certain qualifications or skills to replace departing directors or to complement the  skills  of  existing  directors  and to add to the  value  of the  Board of
Directors.

III.     Identification and Evaluation of Candidates

         Candidates for director may come from many different sources including, among  others,  recommendations  from current  directors,  recommendations  from management, third-party search organizations, and stockholders.

         In each instance,  the Committee will perform a thorough examination of the  candidate.  An  initial  screening  will be  performed  to ensure  that the candidate meets the minimum  qualifications  set forth above and has skills that would enhance the Board of Directors.  Following the initial  screening,  if the candidate is still viewed as a potential  nominee,  the  Committee  will perform additional  evaluations  including,  among  other  things,  some  or  all of the
following:   Detailed  resume  review;  personal  interviews;   interviews  with
employer(s); and interviews with peer(s).

         All  candidates  will be reviewed to  determine  whether  they meet the independence standards of the Nasdaq Standards. Failure to meet the independence standards  may be a  disqualifying  factor  based  on the  Board  of  Director's composition at the time. Even if failure to meet the  independence  standards is not by itself  disqualifying,  it will be taken into account by the Committee in determining  whether the  candidate  would make a valuable  contribution  to the
Board of Directors.

CONTACTING THE BOARD OF DIRECTORS

         Stockholders and others may contact  FalconStor's Board of Directors by sending a letter to:

                           Board of Directors
                           FalconStor Software, Inc.
                           2 Huntington Quadrangle, Suite 2S01
                           Melville, NY  11747

or by clicking on the  "Contact  FalconStor's  Board of  Directors"  link on the
FalconStor         Corporate        Governance        home        page        at
www.falconstor.com/en/company/?pg=Governance.

         Communications  directed to the Board of Directors  are screened by the
Company's  Legal and/or Investor  Relations  departments.  Routine  requests for
Company  information are handled by the appropriate  Company  department.  Other communications are reviewed to determine if forwarding to the Board of Directors is necessary or appropriate. The Board of Directors receives a quarterly summary of all  communications  that are not  forwarded  to the Board's  attention.  All communications  are kept on file for two years for any  Director  who  wishes to view them.

                                       15

ATTENDANCE AT ANNUAL MEETINGS

         The Company's  policy is that,  except for unusual  circumstances,  all board members should attend the Company's Annual Meetings of  Stockholders.  All board members attended the Company's 2005 Annual Meeting of Stockholders.

MANAGEMENT

EXECUTIVE OFFICERS OF THE COMPANY

         The  following  table  contains  the names,  positions  and ages of the executive officers of the Company who are not directors.

Name            Position                                                  Age
----            --------                                                  ---
Wayne Lam       Vice President                                             42
James Weber     Chief Financial Officer, Treasurer and Vice President      35
Bernard Wu      Vice President, Business Development                       48

         WAYNE  LAM  has  served  as a vice  president  of the  Company  and its predecessor  entity since April 2000. Mr. Lam has more than 15 years of software development and corporate management  experience.  As vice president at Computer
Associates, he held various roles in product marketing, business development and product  development.  Mr.  Lam  joined  Computer  Associates  in 1996  with its acquisition  of Cheyenne  Software,  where he held various  positions  including general  manager of Cheyenne  Software  Netware  Division,  director of business development,  and head of Cheyenne  Communications,  a business development unit focusing on  communication  software.  From 1989 to 1993 he was  co-founder  and chief executive officer of Applied  Programming  Technologies,  where he managed all aspects of its operations and development projects. From 1987 to 1989 he was vice president of engineering at Advanced Graphic Applications, where he managed the  development of PC-based  document  management  systems and optical  storage device drivers. Mr. Lam has a B.E. in Electrical  Engineering from Cooper Union, where he was involved  with a privately  funded  research  project  studying the feasibility of building  paperless  offices using optical storage  devices.  The success of the project led to the formation of Advanced Graphic Applications.

         JAMES WEBER has served as Chief Financial Officer, Treasurer and a Vice
President  since  February,  2004.  Mr.  Weber  has over 10 years of  financial, accounting and management experience. Prior to becoming Chief Financial Officer,
Mr.  Weber  served as  worldwide  Corporate  Controller  of the  Company and its predecessor entity since April 2001. From 1998 through 2001, Mr. Weber served as
Corporate  Controller for theglobe.com,  an Internet  community.  Before joining
theglobe.com,  Mr.  Weber had been an audit  manager  with KPMG and had  several years  of  public  accounting  experience.  Mr.  Weber  is  a  Certified  Public
Accountant in the State of New York and received his Bachelor of Science  degree in accounting from Fordham University.

         BERNARD WU has served as Vice President of Business  Development of the
Company and its predecessor  entity since  November,  2000. From 1998 to October
2000,  Mr. Wu was Senior Vice  President of sales and marketing for the Internet
Outsourcing  Division  of Trend  Micro,  a leading  Internet  security  software company.  Mr. Wu had  worldwide  responsibility  for  defining,  launching,  and

                                       16

managing   OEM,   service,   and   alliance   partnerships   with  ISPs,   ASPs,
telecommunication  carriers,  and other  software  companies  for the purpose of offering  network-based  security services.  Prior to that, Mr. Wu had 15 years'
experience in various  executive and  managerial  positions at companies such as
Intel, Seagate,  Conner Peripherals,  and Computer  Associates/Cheyenne in areas including  product  development,  marketing,  and  OEM/channel  sales  of  RAID, optical,  and tape-based storage management software and subsystems.  In 1996 he co-authored a patent in the area of SCSI enclosure management services which has been widely adopted in the industry.  Mr. Wu has a BS/MS in engineering from the
University of California at Berkeley and an MBA from University of California at
Los Angeles Anderson School of Management.

                             EXECUTIVE COMPENSATION

         SUMMARY  COMPENSATION  TABLE.  The following table sets forth,  for the fiscal years indicated,  all  compensation  awarded to, paid to or earned by the
Company's  chief executive  officer and the Company's  other executive  officers
(collectively,  the "Named  Executive  Officers").  The  executive  compensation provided  below reflects the executive  compensation  information of the Company for the years indicated.

                           SUMMARY COMPENSATION TABLE

   Name and Principal                                                                    Long Term
        Position                                   Annual Compensation                 Compensation
--------------------------             --------------------------------------------    --------------

                                                                     Other Annual       Securities         All Other
                                        Salary          Bonus        Compensation       Underlying        Compensation
                            Year          ($)            ($)            ($)(3)          Options (#)           ($)
                           -------     ----------    ------------    --------------    --------------     -------------

ReiJane Huai............... 2005       $275,000      $47,545 (2)           --                --                 --
Chairman and Chief          2004       $191,667           --            $16,000              --                 --
Executive Officer           2003       $150,000           --            $24,000              --                 --

James Weber (1)...........  2005       $180,000           --               --              125,000              --
Chief Financial Officer     2004       $150,000           --               --                --                 --
and Vice President          2003        $90,000       $18,000              --               50,000              --

Wayne Lam...............    2005       $180,000           --               --              170,000              --
Vice President              2004       $150,000           --               --                --                 --
                            2003       $120,000           --               --              100,000              --

Bernard Wu................. 2005       $180,000           --               --              200,000              --
Vice President-Business     2004       $150,000           --               --                --                 --
Development                 2003       $150,000           --               --              100,000              --

(1)  Mr. Weber was appointed Chief  Financial  Officer and Vice President on February 4, 2004.
(2)  Mr. Huai was paid a bonus of $47,545 in 2006 for services rendered in 2005 and 2004.
(3)  Mr. Huai was given automobile allowances of $16,000 in 2004 and $24,000 in 2003.

                                       17

                      OPTION GRANTS DURING 2005 FISCAL YEAR

         The following table provides information related to options to purchase
Common Stock  granted to the Company's  Named  Executive  Officers.  The Company
currently does not have any plans providing for the grant of stock  appreciation rights.

                                                                                         Potential Realizable Value At
                                                                                         Assumed Rates of Stock Price
                                  Individual Grants                                     Appreciation for Option Term(2)
-------------------------------------------------------------------------------------------------------------------------
     Name          Number of      % of Total
                  Securities        Options        Exercise
                 Underlying         Granted         or Base
                  optioton(#)     employees in       Price
                      (3)         Fiscal Year      ($/Sh)(1)     Expiration Date               5%               10%
-------------------------------------------------------------------------------------------------------------------------

James Weber        125,000              6%            $8.20      January 6, 2015           $644,620        $1,633,586

Wayne Lam          170,000              8%            $8.20      January 6, 2015           $876,679        $2,221,677

Bernie Wu          125,000              6%            $8.20      January 6, 2015           $644,620        $1,633,586

Bernie Wu           75,000              4%            $6.80      November 7, 2015          $320,736         $812,809

(1) The option  exercise price must be paid in cash. The exercise price is equal to or greater  than the fair  market  value of the  Common  Stock on the date of grant.

(2) The potential  realizable  value portion of the foregoing table  illustrates values that might be realized upon exercise of the options  immediately prior to the  expiration  of their  term,  assuming  the  specified  compounded  rates of appreciation on the Company's  Common Stock over the term of the options.  These numbers do not take into account  provisions  of certain  options  providing for
termination    of   the   option    following    termination    of   employment,
non-transferability  or  differences  in  vesting  periods.  Regardless  of  the theoretical  value of an option,  its ultimate value will depend upon the market value of the Common  Stock at a future  date,  and that  value will  depend on a variety of factors,  including the overall condition of the stock market and the
Company's  results  of  operations  and  financial  condition.  There  can be no assurance that the values reflected in this table will be achieved.

(3) These options become exercisable with respect to 33% of the shares indicated
in each of 2006 and 2007 and 34% in 2008.

                                       18

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

         The  following  table sets forth  certain  information  concerning  the number of options  exercised  during 2005 and unexercised  stock options held by the Named Executive Officers as of December 31, 2005.

                                                              Number of Securities
                                                              Underlying Unexercised          Value of Unexercised In-
                              Shares                         Options at 2005 Fiscal           the-Money Options at 2005
                           acquired on        Value               Year-End (#)                  Fiscal Year-End ($)(2)
   Name                    Exercise (#)    Realized (1)      Exercisable/unexercisable       Exercisable/unexercisable
   ----                    ------------    ------------   ----------------------------       -------------------------
   ReiJane Huai                 --               --                      0/0                              0/0

   James Weber                  --               --                133,479/142,000                  $582,078/$35,020

   Wayne Lam                  50,000       $339,685                449,743/204,000                   $1,794,638/$-0-

   Bernard Wu                   --               --                299,499/234,000                 $1,254,255/$44,250

---------------------------------------------------------------------------------------------------------------------------------------

 (1) Represents  the fair  value  of the  underlying  securities  on the date of exercise, less the exercise price of such options.

 (2) On December 31, 2005,  the last reported sales price of the Common Stock as reported on The Nasdaq National Market was $7.39.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Mr. Lam,  Mr.  Weber and Mr. Wu each failed to file one Form 4, and Mr.
Huai  failed  to file two  Forms  4, on a timely  basis  during  the year  ended
December 31, 2005. All of the Forms 4 were  subsequently  filed.  In the case of
Messrs.  Lam, Weber and Wu, the Forms 4 reported a grant of stock options to the relevant Executive Officer.  In the case of Mr. Huai, the Forms 4 reported gifts of shares of Company  Common  Stock by Mr.  Huai.  The  Company  has  instituted additional procedures to prevent late filings in the future.

                                       19

                      EQUITY COMPENSATION PLAN INFORMATION

         The Company currently does not have any equity  compensation  plans not approved by security holders.

                                    Number of                                 Number of Securities
                                 Securities to be         Weighted -         Remaining  Available for
                                   Issued upon          Average exercise      Future Issuance Under
                                   Exercise of             Price of            Equity Compensation
                                   Outstanding            Outstanding            Plans (Excluding
                                Options, Warrants       Options, Warrants    Securities Reflected in
                                  and Rights(1)           and Rights(1)           Column (a))(1)

PLAN CATEGORY                          (a)                    (b)                       (c)
-------------                          ---                    ---                       ---
Equity compensation
plans approved by
security holders.............       10,200,908              $ 5.22                    1,006,314

(1) As of December 31, 2005.

                              EMPLOYMENT AGREEMENTS

         The Company entered into an Amended and Restated  Employment  Agreement with  ReiJane  Huai dated as of  September  1, 2004,  and a Second  Amended  and
Restated  Employment  with Mr. Huai dated as of November 7, 2005,  providing for the  employment  of Mr.  Huai as  President  and Chief  Executive  Officer.  The
employment  agreement,   as  amended,   provides  that  Mr.  Huai  shall  devote
substantially all of his professional  time to the business of the Company.  The employment  agreement  provides  a base  salary in the amount of  $275,000.  The agreement  further provides for the potential payment of bonuses to Mr. Huai for the periods ending December 31, 2005,  December 31, 2006, and December 31, 2007.
For a description of these bonuses,  please see the 2005  COMPENSATION AND STOCK
OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION, below. The agreement contains non-competition,  confidentiality and non-solicitation provisions that apply for twenty-four  months after  cessation of  employment.  The  agreement  expires on
December 31, 2007.

                              SEVERANCE AGREEMENTS

         Effective December 1, 2005, and as amended and restated on December 30,
2005,  the Company  adopted the 2005  FalconStor  Software,  Inc., Key Executive
Severance  Protection  Plan (the  "Severance  Plan").  Pursuant to the Severance
Plan, certain key Company employees,  including Messrs. Huai, Lam, Weber and Wu, are entitled to receive  severance  benefits if, within two years of a Change in
Control  (as  defined in the  Severance  Plan) of the  Company,  the  employee's employment is  terminated  other than (i) for Cause (as defined in the Severance
Plan) by the Company,  (ii)  voluntarily  by the  employee  (other than for Good
Reason (as defined in the Severance  Plan)),  or (iii) by reason of the death or

                                       20

Permanent  Disability  (as defined in the Severance  Plan) of the employee.  The severance  benefits  payable include the payment of a multiple of the employee's salary and bonus and the  continuation of certain  benefits for a defined period for the employee.  The multiple for each of Messrs.  Huai,  Lam, Weber and Wu is three, and the benefits  continuation  period for each is thirty-six months. The
Severance  Plan also  provides the employee  with the right to replace all stock
options,   whether  vested  or  not,  with  fully  vested  stock  options,   or,
alternatively,  subject to the  approval of the Board of  Directors at the time, the right to receive a cash payment for  surrendering  the options  equal to the difference  between the full exercise price of each option  surrendered  and the greater  of (i) the  average  price  per  share  paid  in  connection  with  the acquisition  of  control of the  Company if such  control  was  acquired  by the payment of cash or the then fair market value of the consideration paid for such shares if such control was acquired for consideration  other than cash, (ii) the price per share  paid in  connection  with any  tender  offer for  shares of the
Company's  Common Stock  leading to control,  or (iii) the mean between the high and low  selling  price of such  stock on the  Nasdaq  National  Market or other market on which the  Company's  Common Stock is then traded on the date on which the employee is entitled to a severance  benefit.  Finally,  the Severance  Plan provides that if any excise taxes, and any interest or penalties, are imposed on the employee  pursuant  Section 4999 of the  Internal  Revenue Code of 1986,  as
amended, the Company will make the employee whole.

         REPORT ON REPRICING OF OPTIONS. None of the stock options granted under any of the  Company's  plans was repriced in the fiscal year ended  December 31,
2005.

         COMPENSATION   AND  STOCK  OPTION   COMMITTEE   INTERLOCK  AND  INSIDER
PARTICIPATION.  Messrs. Patrick B. Carney, Lawrence S. Dolin, Steven R. Fischer,
and Alan W.  Kaufman  served as members  of the  Compensation  and Stock  Option
Committee  of the Board of  Directors  at various  times  during the fiscal year ended December 31, 2005.  There were no  transactions  involving the Company and such individuals.

AUDIT COMMITTEE REPORT

         The Board of Directors  appoints an Audit Committee each year to review the Company's  financial matters.  Please see the AUDIT COMMITTEE  discussion in the BOARD OF DIRECTORS section, above, for a discussion of the Audit Committee.

           The Audit  Committee  meets with KPMG LLP (the Company's  independent registered public accounting firm) and reviews the scope of their audit,  report and  recommendations.  The Audit  Committee  members  reviewed and discussed the audited  consolidated  financial  statements as of and for the fiscal year ended
December  31, 2005 with  management.  The Audit  Committee  also  discussed  all matters  required to be discussed by  Statement  of Auditing  Standards  No. 61,
COMMUNICATION WITH AUDIT COMMITTEES,  as currently in effect, with KPMG LLP. The
Audit Committee received the written disclosures and the letter from KPMG LLP as required by Independence Standards Board Standard No. 1 INDEPENDENCE DISCUSSIONS
WITH  AUDIT  COMMITTEES,   as  currently  in  effect,   and  has  discussed  the
independence of KPMG LLP with representatives of such firm.

         Based on their review and the discussions  described  above,  the Audit
Committee  recommended  to the Board of  Directors  that the  Company's  audited consolidated  financial statements be included in the Company's Annual Report on
Form 10-K for the fiscal year ended December 31, 2005, to be filed with the SEC.

                                       21

                                                     AUDIT COMMITTEE
                                                     Steven L. Bock
                                                     Lawrence S. Dolin
                                                     Steven R. Fischer

2005 COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION:

         GENERAL

         During the fiscal year ended  December 31, 2005, the  Compensation  and
Stock Option Committee determined the cash and other incentive compensation,  if any, to be paid to the Company's  executive  officers and key employees.  Please see the  COMPENSATION  AND STOCK  OPTION  COMMITTEE  discussion  in the BOARD OF
DIRECTORS section,  above, for a discussion of the Compensation and Stock Option
Committee.

         COMPENSATION PHILOSOPHY

         The Compensation and Stock Option  Committee's  executive  compensation philosophy is to base management's compensation,  in part, on achievement of the
Company's annual and long-term  performance goals, to provide competitive levels of compensation,  to recognize individual initiative,  achievement and length of service to the Company,  and to assist the Company in  attracting  and retaining qualified management.  The Compensation and Stock Option Committee also believes that the potential for equity  ownership by management is beneficial in aligning management's  and  stockholders'  interests in the  enhancement  of  stockholder value. The Company has not established a policy with regard to Section 162(m) of the Internal  Revenue Code of 1986, as amended (the  "Code"),  since the Company has not paid and does not currently  anticipate paying compensation in excess of
$1 million per annum to any employee.  The Company believes,  however,  that any compensation  received by executive officers pursuant to the exercise of options granted under the  FalconStor  Software,  Inc.,  2000 Stock Option Plan (and the
FalconStor   Software,   Inc,  2006   Incentive   Stock  Plan,  if  approved  by
stockholders) qualifies as "performance-based" compensation.

         SALARIES

         Base  salaries for the  Company's  executive  officers  are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable positions at other comparable  companies.  Base salary compensation of executive officers is reviewed  annually by the Compensation  and Stock Option  Committee, and  recommendations  of the  Compensation  and Stock  Option  Committee in that regard are acted upon by the Board of Directors.  Annual salary  adjustments are determined by evaluating the  competitive  marketplace;  the  performance of the
Company,  which includes  operating  results of the Company and cash management;
quality of products;  the  performance of the  executive;  and the length of the executive's service to the Company and any increased responsibilities assumed by the  executive.  The Company  places itself between the low and medium levels in
determining   salaries  compared  to  the  other  comparable   storage  software
companies. The Company does this for two primary reasons. First, the Company has granted  stock  options  to  executive  officers  to align the  interest  of the executive  officers  with that of the  Company and its  stockholders:  long-term

                                       22

growth.  Second,  the Company and its executive officers agree that keeping cash compensation to a low level will help the Company to reach  profitability and to continue the long-term growth of the Company.

         INCENTIVE COMPENSATION

         The  Company  has in the  past  granted,  and may  continue  to  grant, discretionary  bonuses to individual executive officers for personal performance that substantially exceeded the Company's  expectations.  This has included, and might  include in the future,  taking on tasks  outside the normal  scope of the executive officer's  responsibilities or overseeing the successful completion of unforeseen  projects.  No  discretionary  bonuses exceeded thirty percent of any executive officer's salary during 2005.

         The  Company   from  time  to  time  will   consider   the  payment  of
discretionary  bonuses to its  executive  officers on an annual  basis after the close of each fiscal year.  Bonuses would be determined  based,  first, upon the level of  achievement  by the Company of its strategic and operating  goals and, second, upon the level of personal achievement by participants.  The achievement of goals by the Company  includes,  among other things,  the  performance of the
Company as  measured  by the  operating  results of the  Company  and quality of products.  The achievement of personal goals includes the actual  performance of the department of the Company for which the executive officer has responsibility as compared to the planned performance thereof, other individual  contributions, the ability to manage and motivate  employees  and the  achievement  of assigned projects.  Despite  achievement  of personal  goals,  bonuses might not be given based upon the  performance of the Company as a whole.  To date, the Company has not granted any such discretionary bonuses.

         COMPENSATION OF CHIEF EXECUTIVE OFFICER

         In September,  2004,  the Company  entered into an Amended and Restated
Employment Agreement (the "Employment  Agreement") with Mr. Huai. In setting the terms of the Employment  Agreement,  the Compensation and Stock Option Committee
considered the following items, among others:

     o   the Company's salary structure and compensation  philosophy with regard to all executive officers

     o   the Company's progress to that point under Mr. Huai's leadership

     o   the Company's  prospects  during the term of the  Employment  Agreement
         (September 1, 2004 to December 31, 2007)

     o   Mr.  Huai's  expertise and  leadership in the field of network  storage software

     o   the cost to the Company if Mr. Huai departed, including;

          o    compensation that would be paid to his successor

          o    the cost of identifying and hiring a successor

          o    the disruption to the Company's  business that might be caused by his departure

                                       23

          o    the  intangible  cost  of the  loss  of  Mr.  Huai's  vision  and leadership

     o    the  compensation  paid to chief executive  officers of peer companies both nationwide and in the region of the Company's headquarters.

         Based on these criteria, in the Compensation and Stock Option Committee determined  that Mr. Huai's base salary was  significantly  lower than the level appropriate  to a leader with Mr.  Huai's  experience,  vision,  and  expertise, particularly  in  light  of the  Company's  growth  under  his  leadership.  The
Compensation and Stock Option Committee set a new base salary of $275,000, which it believes is still in the low to moderate range. In addition, the Compensation and Stock Option Committee  determined that a provision for bonuses based on the
Company's performance would be appropriate.

         In 2005,  before any bonus to Mr. Huai had become due or  payable,  the
Compensation  and  Stock  Option  Committee  revisited  the  terms of the  bonus provision.  The  Compensation  and Stock Option  Committee  determined  that the effect of  Statement  of  Financial  Accounting  Standards  123(R),  SHARE BASED
PAYMENTS  ("SFAS  123(R)"),  would likely have a negative  impact on Mr.  Huai's ability to earn bonuses.  The Compensation  and Stock Option  Committee  further determined that the inclusion of a charge for  equity-based  compensation in the results on which the bonus  calculation is based would cause those numbers to no longer  provided a meaningful,  comparable  measure of the Company's  growth and success under Mr. Huai's  leadership.  As a result,  the  Compensation and Stock
Option  Committee  decided to exclude  the effect of SFAS  123(R) from any bonus calculation. The Compensation and Stock Option Committee also decided to exclude from any bonus  calculation  other  extraordinary,  non-recurring  and/or  other unusual items. The  Compensation  and Stock Option  Committee  believes that any extraordinary, non-recurring or other unusual items could distort the results on which any bonus is based -  positively  or  negatively  - such that the  results would no longer provide a meaningful, comparable measure of the Company's growth and success under Mr.  Huai's  leadership.  Thus, a Second  Amended and Restated
Employment  Agreement (the "Second Employment  Agreement") was entered into with
Mr.  Huai.  The Second  Employment  Agreement  is  identical in all terms to the
Employment Agreement except for the provision regarding bonuses.

         The Second Employment Agreement provides for bonuses as follows:

         The  Employee  shall be  entitled  to  receive a cash bonus (i) for the period from  September  1, 2004  through  December 31, 2005 (the "First
         Bonus  Period") in an amount  equal to 2.50% of the  Corporation's  net operating  income for such period as  determined  by  reference  to the
         Corporation's  income  statements,  but  without  giving  effect to (a)
         Statement  of Financial  Accounting  Standard  123R,  or (b) such other extraordinary,  non-recurring  and/or other unusual items as determined by the  Compensation  Committee of the Company's Board of Directors and
         agreed by a majority  of the  independent  directors  of the  Company's
         Board of Directors  (hereinafter referred to as the "Operating Income")
         during  the  First  Bonus  Period,  (ii)  for  the  fiscal  year of the
         Corporation  ending December 31, 2006 (the "Second Bonus Period") in an amount  equal  to the  product  of (A) the  Applicable  Percentage  (as defined below) and (B) the Operating Income for the Second Bonus Period
         and (iii) for the fiscal year of the  Corporation  ending  December 31,
         2007 (the "Third  Bonus  Period") in an amount  equal to the product of
         (A) the  Applicable  Percentage  and (B) the  Operating  Income for the
         Third Bonus Period.  Each bonus  payable to the Employee  shall be paid within 75 days after the last day of the applicable  Bonus Period.  For purposes hereof,  "Applicable  Percentage" shall mean (I) 1.50%, if the

                                       24

         percentage obtained by dividing (x) the Operating Income for the Second
         Bonus Period or the Third Bonus Period,  as the case may be, by (y) the shareholders  equity of the Corporation  during the Second Bonus Period or the  Third  Bonus  Period,  as the case  may be,  as  determined  by reference to the annual audited  balance sheet of the  Corporation  for the  year  ending  as of the  end of  such  Bonus  Period  (hereinafter referred to as "Shareholders Equity") is less than or equal to 5%, (II)
         2.00%, if the percentage  obtained by dividing (x) the Operating Income for the Second Bonus Period or the Third Bonus Period,  as the case may be,  by (y) the  Shareholders  Equity  is more than 5% but less than or equal to 10%, (III) 2.25%,  if the percentage  obtained by dividing (x)
         the  Operating  Income for the Second  Bonus  Period or the Third Bonus
         Period, as the case may be, by (y) the Shareholders Equity is more than
         10% but less  than or  equal  to 15%,  (IV)  2.50%,  if the  percentage obtained  by dividing  (x) the  Operating  Income for the Second  Bonus
         Period  or the  Third  Bonus  Period,  as the case  may be,  by (y) the
         Shareholders  Equity is more than 15% but less than or equal to 20% and
         (V) 3.00%,  if the  percentage  obtained by dividing (x) the  Operating
         Income for the Second  Bonus Period or the Third Bonus  Period,  as the
         case may be, by (y) the Shareholders Equity is more than 20%.

         The Company made no payments to Mr. Huai in 2005 based on the Company's performance.

         STOCK OPTION AND OTHER PLANS

         The Company awarded options to the Named Executive  Officers in 2005 as set forth  above.  It is the  philosophy  of the  Compensation  and Stock Option
Committee  that stock  options  should be awarded to employees of the Company to
promote   long-term   interests   between  such   employees  and  the  Company's
stockholders  through an equity  interest  in the  Company  and to assist in the retention of such employees.  The  Compensation  and Stock Option Committee also considers the amount and terms of options  previously granted to Named Executive
Officers. The Compensation and Stock Option Committee believes the potential for equity  ownership by  management  is  beneficial  in aligning  management's  and stockholders' interest in the enhancement of stockholder value.

                                            COMPENSATION AND STOCK OPTION COMMITTEE:
                                            Patrick B. Carney
                                            Lawrence S. Dolin
                                            Alan W. Kaufman

COMMON STOCK PERFORMANCE:  The following graph compares, for each of the periods indicated,  the percentage change in the Company's  cumulative total stockholder return on the Company's  Common Stock with the cumulative  total return of a) an index  consisting  of Computer  Software  and Services  companies,  a peer group index,  and b) the Russell 3000 Index,  a broad equity market  index.  The stock price information for the Company at fiscal year ends prior to fiscal year ended
December 31, 2001, reflects the stock price of Network Peripherals, Inc.

                                       25

                                [OBJECT OMITTED]]

                     ASSUMES $100 INVESTED ON DEC. 29, 2000
                           ASSUMES DIVIDENT REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 2005

                                                                          Fiscal Year Ending
                                                    12/31/00   12/31/01   12/31/02   12/31/03   12/31/04   12/31/05
                                                    --------   --------   --------   --------   --------   --------
FalconStor Software, Inc. . . . . . . . . . . . .    100.00     140.73      60.27     135.76     148.65     114.79
Computer Software & Services Index  . .              100.00      88.60      60.34      78.03      85.70      85.91
Russell 3000 Index . . . . . . . . . . . . . . .     100.00      87.36      67.44      86.82      95.56      99.65

         There can be no  assurance  that the Common  Stock's  performance  will continue with the same or similar trends depicted in the graph above.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         None.

                                       26

                                 PROPOSAL NO. 2

                           FALCONSTOR SOFTWARE, INC.,

                            2006 INCENTIVE STOCK PLAN

         The Board of Directors  proposes that the  FalconStor  Software,  Inc.,
2006 Incentive Stock Plan (the "2006 Plan") be approved.

         The 2006 Plan is  intended  to  assist  the  Company  in  securing  and retaining employees,  officers, consultants and advisors (the "Participants") by allowing them to participate in the ownership and growth of the Company  through the grant of incentive and  nonqualified  stock options and shares of restricted stock.  The  granting of such  options and  restricted  stock  serves as partial consideration for, and gives the Participants an additional inducement to remain in, the service of the Company and its  subsidiaries  and provides  them with an increased  incentive to work  towards the  Company's  success.  Shares of Common
Stock may be issued  under the 2006 Plan upon the  exercise of  incentive  stock options,  as defined in Section 422 of the  Internal  Revenue  Code of 1986,  as
amended (the "Code"),  and nonqualified  stock options,  or to Participants with such restrictions as determined by the Company.

         The  Board  of  Directors  believes  it is in  the  Company's  and  its stockholders' best interests to approve the 2006 Plan because it would allow the
Company to  continue  to grant  options  and to grant  restricted  shares  which facilitates the benefits of the additional  incentive  inherent in the ownership of Common Stock by the Participants and helps the Company retain the services of these Participants.

         The  proposed  2006  Plan  is  attached  as  Exhibit  A to  this  Proxy
Statement.

SUMMARY OF THE 2006 PLAN

         The following summary of the 2006 Plan, assuming  stockholder  approval of the 2006 Plan,  is qualified in its entirety by the specific  language of the
2006 Plan.

         GENERAL.  The  2006  Plan  provides  for the  grant  of  incentive  and nonqualified  stock  options,  and  restricted  stock,  to employees,  officers, consultants and advisors of the Company.

         SHARES  SUBJECT TO PLAN. A maximum of 1,500,000 of the  authorized  but unissued  or  treasury  shares of the common  stock of the Company may be issued upon the grant of  restricted  shares or upon the  exercise  of options  granted under the 2006 Plan. Upon any stock dividend,  stock split, reverse stock split, recapitalization,  combination,  reclassification,  or  similar  change  in  the capital  structure of the Company,  appropriate  adjustments will be made to the shares  subject  to the  2006  Plan and to  outstanding  restricted  shares  and options.  To the extent that (i) any outstanding  restricted  share or under the
2006 Plan expires or terminates  prior to the termination of the restrictions on restricted  stock,  (ii) any options  expires  prior to the exercise in full, or
(iii)  shares  issued  upon the  exercise  of an option are  repurchased  by the
Company,  the shares of Common  Stock for which such option is not  exercised or

                                       27

the  repurchased  shares  shall be  returned  to the 2006 Plan and again  become available  for  grant.  No  Participant  may be  granted,  in total,  options to purchase more than 15% of the shares authorized under the plan.

         ADMINISTRATION.  The 2006 Plan  will be  administered  by a  Committee, consisting  of two or  more  Non-Employee  members  of the  Board  of  Directors appointed by the Board of  Directors.  The  Committee  will  approve  option and restricted share grants to employees,  officers, consultants and advisors of the
Company,  and will determine the terms of any restrictions on restricted shares, subject to the  provisions of the 2006 Plan.  The  Committee  will also make any other  determinations  necessary or advisable for the administration of the 2006
Plan. The determinations by the Committee will be final and conclusive.

         ELIGIBILITY.  Employees,  officers,  consultants  and  advisors  of the
Company are eligible to participate in the 2006 Plan.

         TERMS AND  CONDITIONS  OF OPTIONS.  Each option  granted under the 2006
Plan is  evidenced by a written  agreement  between the Company and the optionee specifying  the number of shares  subject to the option and the other  terms and conditions of the option, consistent with the requirements of the 2006 Plan. The purchase  price of each share of Common  Stock  purchasable  under an  incentive option shall be determined  by the Stock Option  Committee at the time of grant, but shall not be less than 100% of the fair value of such share of Common  Stock on the date the option is granted;  provided,  however,  that with  respect to a
Participant who, at the time such incentive option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all classes of stock of the Company or of any  Subsidiary,  the purchase  price  per share of Common  Stock  shall be at least  110% of the fair market value per share of Common Stock on the date of grant.  The purchase price of each share of Common Stock purchasable under a nonqualified  option shall not be less than 100% of the fair market  value of such share of Common Stock on the date the option is granted. Generally, the fair market value of the Common Stock will be the  closing  price  per share on the date of grant as  reported  on The
Nasdaq National Market.  The exercise price may be paid in cash, by check, or in cash equivalent,  by tender of shares of the Company's Common Stock owned by the optionee  having a fair market  value not less than the exercise  price,  by the assignment  of the  proceeds  of a sale of some or all of the  shares  of Common
Stock being acquired upon the exercise of the option,  or by any  combination of these.  Not  withstanding  the  foregoing,  an optionee may not take any actions which  are  prohibited  by the  Sarbanes-Oxley  Act of 2002  and the  rules  and regulations  promulgated by the Securities and Exchange  Commission or any other agency thereunder.

         Options granted under the 2006 Plan become  exercisable at such time or times and subject to such terms and  conditions  as shall be  determined  by the
Committee at the time of grant.  The term of each option shall be  determined by the  Committee  (but  shall not be more than 10 years  after the date of grant), subject to earlier  termination  in the event the  optionee's  service  with the
Company ceases.

         In  general,  during the  lifetime of the  optionee,  the option may be exercised only by the optionee and may not be transferred or assigned, except by will or the laws of descent and  distribution.  However,  the 2006 Plan provides that, with the consent of the Committee, an optionee may transfer a nonqualified option to (i) a trust for the exclusive benefit of the optionee or (ii) a member of the optionee's immediate family (or a trust for his or her benefit).

                                       28

         Upon a Change of Control of the  Company,  the Company will replace all unexercised  stock options with an equal number of unrestricted and fully vested stock options to purchase shares of the Company's  Common Stock.  Alternatively, upon a Change of Control, and subject to Board approval at the time, an optionee may elect to surrender any unexercised options and to receive in return from the
Company a cash payment  equal to the  difference  between the exercise  price of each option  surrendered and the greater of (i) the average price per share paid in connection with the acquisition of the Company, (ii) the price per share paid in  connection  with any tender offer for shares of the  Company's  common stock leading to  control,  and (iii) the mean  between  the high and the low  selling prices of such stock on the Nasdaq  National Market or other market on which the
Company's common stock is then traded on the date of the Change of Control.

         Simultaneously  with the granting of an option the  Committee  may also grant dividend  equivalent  rights equal to the number of shares of common stock underlying  the option  multiplied by the  per-share  cash dividend or per-share market value of a non-cash dividend.  This provision shall only apply to special dividends of the Company.

         TERMS AND CONDITIONS OF RESTRICTED STOCK. A grantee of restricted stock has no right to an award of restricted stock until the grantee accepts the award within the timeframe prescribed by the Committee and, if the Committee requires, makes  payment  to  the  Company  in  cash,  or by  check  or  other  acceptable instrument.  Certificate(s) are issued in the grantee's name after acceptance of the award by the grantee,  but are not delivered to the Grantee until the shares are free of any restrictions specified by the Committee at the time grant.

         Shares  of  restricted  stock  are  forfeitable  until the terms of the restricted  stock grant have been satisfied.  Shares of restricted stock are not
transferable   until  the  date  on  which  the  Committee  has  specified  such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant,  distributions in the form of dividends or otherwise of additional shares or  property  in respect of shares of  restricted  stock shall be subject to the same restrictions as such shares of restricted stock.

         Upon  the  occurrence  of a  change  in  control  of the  Company,  the
Committee may accelerate the vesting of outstanding  restricted  stock, in whole or in part, as determined by the Committee, in its sole discretion.

         Unless otherwise  determined by the Committee at or after grant, in the event the  grantee  ceases to be an employee or  otherwise  associated  with the
Company for any other reason,  all shares of restricted stock previously awarded to him which are still subject to restrictions will be forfeited and the Company will have the right to complete a blank stock power.  The  Committee may provide
(on or after  grant) that  restrictions  or  forfeiture  conditions  relating to shares of  restricted  stock  will be waived in whole or in part in the event of termination  resulting  from  specified  causes,  and the Committee may in other cases waive in whole or in part restrictions or forfeiture  conditions  relating to restricted stock.

         TERMINATION OR AMENDMENT.  Unless earlier  terminated by the Board, the
2006 Plan will terminate on April 3, 2016. The 2006 Plan provides that it may be terminated or amended by the Board at any time, subject to stockholder  approval only if such amendment would increase the total number of shares of Common Stock reserved for issuance thereunder.

                                       29

SUMMARY OF UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         INCENTIVE  STOCK  OPTIONS.  In general,  no taxable  income for federal income tax  purposes  will be  recognized  by an option  holder upon  receipt or exercise of an incentive stock option, and the Company will not then be entitled to any tax  deduction.  Assuming  that the option holder does not dispose of the option  shares before the later of (i) two years after the date of grant or (ii)
one year after the exercise of the option, upon any such disposition, the option holder will  recognize  capital  gain equal to the  difference  between the sale price on disposition and the exercise price.

         If,  however,  the option holder disposes of his option shares prior to the expiration of the required holding period, he will recognize ordinary income for federal income tax purposes in the year of  disposition  equal to the lesser of (i) the difference between the fair market value of the shares at the date of exercise and the exercise price,  or (ii) the difference  between the sale price
upon   disposition  and  the  exercise  price.   Any  additional  gain  on  such
disqualifying  disposition will be treated as capital gain. In addition, if such a  disqualifying  disposition is made by the option holder,  the Company will be entitled to a deduction equal to the amount of ordinary income recognized by the option holder  provided that such amount  constitutes an ordinary and reasonable expense of ours.

         NON-QUALIFIED STOCK OPTIONS. No taxable income will be recognized by an option holder upon receipt of a nonqualified  stock option, and the Company will not be entitled to a tax deduction for such grant.

         Upon the exercise of a  nonqualified  stock  option,  the option holder will generally include in taxable income,  for federal income tax purposes,  the excess in value on the date of exercise of the shares  acquired  pursuant to the nonqualified stock option over the exercise price. Upon a subsequent sale of the shares,  the option  holder will derive  short-term  or long-term  gain or loss, depending upon the option  holder's  holding  period for the shares,  commencing upon  the  exercise  of the  option,  and upon the  subsequent  appreciation  or depreciation in the value of the shares.

         The Company generally will be entitled to a corresponding  deduction at the time that the  participant is required to include the value of the shares in his income.

         RESTRICTED  SHARES.  Restricted  stock may be  granted  under this Plan aside from, or in association with, any other award. A participant shall have no rights to an award of restricted stock unless and until the participant  accepts the award,  and if the Committee shall deem it desirable,  makes payments to the
Company of cash,  or by check.  After  acceptance  and the  issuance  of a stock certificate,  the  participant  shall have all the rights of a stockholder  with respect to the restricted stock.

         The Company shall issue in the participant's name a certificate for the shares of Common Stock associated with the award of restricted  stock;  however, unless  otherwise  provided,  the  certificate  shall  not be  delivered  to the participant  until such  shares are free of any  restrictions  specified  by the
Committee at the time of grant. Shares of restricted stock are forfeitable until the terms of the  restricted  stock  grant  have been  satisfied,  and shares of restricted stock may not be transferred until all restrictions have lapsed. Upon a Change of Control,  the Committee may  accelerate  the vesting of  outstanding restricted stock, in its sole discretion.

                                       30

         DIVIDEND   EQUIVALENTS.   Assuming  that  the  provisions  relating  to
nonqualified  deferred  compensation  set forth in Section  409A of the Code are inapplicable,  no taxable  income will be  recognized  by an option  holder upon receipt of a dividend equivalent right and the Company will not be entitled to a tax deduction upon the grant of such right.

         Upon the  exercise of the stock  option and receipt of cash or property with respect to the dividend equivalent right, the option holder will include in taxable  income,  for federal income tax purposes,  the fair market value of the cash and other  property  received  with the respect to the dividend  equivalent right  and the  Company  will  generally  be  entitled  to a  corresponding  tax deduction.

         As indicated above, the tax treatment of dividend  equivalent rights is not clear.  The Act contains  provisions  applicable  to  nonqualified  deferred compensation  plans,  which, if certain  conditions are not met, could result in the immediate  taxation of income and the  imposition of interest and additional tax.

         The Board believes it is in the Company's best interests to approve the
2006 Plan,  which would allow the Company to continue to grant  options,  and to grant restricted stock, to secure for the Company the benefits of the additional incentive  inherent in the ownership of shares of the Company's  Common Stock by employees, officers, consultants and advisors and to help the Company secure and retain the services of employees, officers, consultants and advisors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

         THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE TO APPROVE  THE  FALCONSTOR
SOFTWARE, INC., 2006 INCENTIVE STOCK PLAN.

                                       31

                                 PROPOSAL NO. 3

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

         The  accounting  firm of KPMG LLP has been selected as the  independent registered public accounting firm to audit the Company's  consolidated financial statements for the fiscal year ending December 31, 2006.  Although the selection of accountants does not require  ratification,  the Audit Committee of the Board of  Directors  has  directed  that the  appointment  of KPMG LLP be submitted to stockholders for  ratification  due to the significance of their  appointment by the Company.  If  stockholders  do not ratify the  appointment  of KPMG LLP, the
Audit Committee will consider the appointment of another independent  registered public  accounting  firm.  A  representative  of KPMG LLP,  which  served as the
Company's  independent  registered  public  accounting  firm for the fiscal year ended  December 31, 2005, is expected to be present at the Meeting and, if he so desires, will have the opportunity to make a statement, and in any event will be available to respond to appropriate questions.

         PRINCIPAL ACCOUNTANT FEES AND SERVICES

         Fees for services rendered by KPMG LLP for the years 2005 and 2004 fell into the following categories:

         AUDIT FEES: Fees billed for professional  services rendered by KPMG LLP for the audit of the Company's  consolidated  financial statements as of and for the fiscal  years  ended  December  31,  2005 and 2004,  and the  reviews of the interim condensed  consolidated  financial  statements included in the Company's
Form 10-Qs  during  such  fiscal  years.  These fees also  include the audits of internal  control over  financial  reporting,  required under Section 404 of the
Sarbanes-Oxley Act of 2002.

         AUDIT RELATED FEES: Fees billed for professional  services  rendered by
KPMG LLP for audit related services,  primarily including consents in connection with registration statements filed by the Company.

         TAX FEES:  Fees billed for tax-related services rendered by KPMG LLP to the Company.

         ALL OTHER FEES:  Fees billed for non-audit related services rendered by KPMG LLP to the Company.

         The approximate fees for each category were as follows:

                                         Year Ended December 31,
                                         -----------------------
Description                         2005                            2004
-----------                         ----                            ----
Audit Fees                       $564,100                        $642,175
Audit Related Fees                 $7,000                         $16,550
Tax Fees                          $55,250                         $54,000
Other Fees                            $--                             $--

                                       32

         The Audit Committee has considered whether the provision by KPMG LLP of the services  covered by the fees other than the audit fees is  compatible  with maintaining KPMG LLP's independence and believes that it is compatible.

         AUDIT  COMMITTEE  PRE-APPROVAL  PROCEDURES.  The  Audit  Committee  has
adopted the  following  guidelines  regarding  the  engagement  of the Company's independent auditor to perform services for the Company:

         For audit services  (including  statutory audit engagements as required under local country laws),  the independent  registered  public  accounting firm
(auditor) will provide the Audit Committee with an engagement  letter during the first quarter of each year outlining the scope of the audit services proposed to be performed during the fiscal year. If agreed to by the Audit  Committee,  this engagement  letter will be formally accepted by the Audit Committee at its first quarter meeting.

         The independent auditor will submit to the Audit Committee for approval an audit services fee proposal after acceptance of the engagement letter.

         For non-audit  services,  Company  management  will submit to the Audit
Committee for approval  (during the second quarter of each fiscal year) the list of  non-audit  services  that it  recommends  the  Audit  Committee  engage  the independent  auditor to provide for the fiscal year.  Company management and the independent auditor will each confirm to the Audit Committee that each non-audit service on the list is permissible under all applicable legal  requirements.  In addition  to the  list  of  planned  non-audit  services,  a  budget  estimating non-audit  service  spending  for the fiscal  year will be  provided.  The Audit
Committee will approve both the list of permissible  non-audit  services and the budget for such services.  The Audit Committee will be informed  routinely as to the non-audit services actually provided by the independent  auditor pursuant to this pre-approval process.

         To ensure prompt  handling of unexpected  matters,  the Audit Committee delegates  to the Chair the  authority  to amend or modify the list of  approved permissible  non-audit  services and fees. The Chair will report action taken to the Audit Committee at the next Audit Committee meeting.

         The  independent  auditor  must  ensure  that all audit  and  non-audit services provided to the Company have been approved by the Audit Committee.  The
Company Controller will be responsible for tracking all independent auditor fees against the budget for such  services and report at least  annually to the Audit
Committee.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT
OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                                       33

                             SOLICITATION STATEMENT

         The Company will bear all expenses in connection with the  solicitation of proxies. In addition to the use of the mail, solicitations may be made by the
Company's  regular  employees,  by  telephone,  telegraph  or personal  contact, without additional compensation. The Company will, upon their request, reimburse brokerage  houses and persons holding shares of Common Stock in the names of the
Company's  nominees for their reasonable  expenses in sending solicited material to their principals.

                              STOCKHOLDER PROPOSALS

         In order to be considered  for  inclusion in the proxy  materials to be distributed in connection  with the next annual meeting of  stockholders  of the
Company, stockholder proposals for such meeting must be submitted to the Company no later than December 6, 2006.

         On May 21,  1998  the SEC  adopted  an  amendment  to  Rule  14a-4,  as promulgated  under the  Securities  and  Exchange Act of 1934,  as amended.  The amendment to Rule  14a-4(c)(1)  governs the Company's  use of its  discretionary proxy voting  authority  with respect to a  stockholder  proposal,  which is not addressed in the Company's proxy statement.  The amendment  provides that if the
Company  does not receive  notice of the  proposal at least 45 days prior to the first  anniversary  of the date of mailing of the prior year's proxy  statement, then the Company  will be permitted to use its  discretionary  voting  authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.

         With respect to the Company's 2007 Annual Meeting of  Stockholders,  if
the Company is not provided notice of a stockholder proposal, which has not been timely submitted, for inclusion in the Company's proxy statement by February 19,
2007 the Company will be permitted to use its discretionary  voting authority as outlined above.

                                  OTHER MATTERS

         So far as now known,  there is no  business  other than that  described above to be presented for action by the stockholders at the Annual Meeting,  but it is  intended  that the  proxies  will be voted  upon any  other  matters  and proposals  that may legally  come before the Annual  Meeting or any  adjournment thereof, in accordance with the discretion of the persons named therein.

                                  ANNUAL REPORT

         The  Company  has  sent,  or is  concurrently  sending,  to  all of its stockholders  of record as of March 29, 2006 a copy of its Annual Report for the fiscal year ended December 31, 2005. Such report contains the Company's  audited consolidated financial statements for the fiscal year ended December 31, 2005.

                                       34

                                        By Order of the Board of Directors,

                                        Seth R. Horowitz
                                        Secretary

Dated:     Melville, New York
           April 12, 2006

         THE COMPANY WILL FURNISH A FREE COPY OF ITS ANNUAL  REPORT ON FORM 10-K
FOR THE FISCAL YEAR ENDED  DECEMBER  31, 2005  (WITHOUT  EXHIBITS) TO ALL OF ITS
STOCKHOLDERS  OF RECORD AS OF MARCH 29, 2006 WHO WILL MAKE A WRITTEN  REQUEST TO
MR.  JAMES  WEBER,  CHIEF  FINANCIAL  OFFICER,   FALCONSTOR  SOFTWARE,  INC.,  2
HUNTINGTON QUADRANGLE, SUITE 2S01, MELVILLE, NEW YORK 11747.

                                       35

                                    EXHIBIT A

                            FALCONSTOR SOFTWARE, INC.

                            2006 INCENTIVE STOCK PLAN

     1. PURPOSE OF THE PLAN.

     This 2006 Incentive Stock Plan (the "Plan") is intended as an incentive, to retain in the employ of and as directors,  officers,  consultants,  advisors and employees to FalconStor Software,  Inc., a Delaware corporation (the "Company"), and any  Subsidiary of the Company,  within the meaning of Section 424(f) of the
United States Internal Revenue Code of 1986, as amended (the "Code"), persons of
training,   experience  and  ability,   to  attract  new  directors,   officers,
consultants,  advisors and employees whose services are considered valuable,  to encourage the sense of  proprietorship  and to stimulate the active  interest of such persons in the  development  and  financial  success of the Company and its
Subsidiaries.

     It is further  intended that certain options  granted  pursuant to the Plan shall  constitute  incentive  stock options within the meaning of Section 422 of the Code (the "Incentive  Options") while certain other options granted pursuant to the Plan shall be nonqualified  stock options (the  "Nonqualified  Options").
Incentive  Options  and  Nonqualified   Options  are  hereinafter   referred  to
collectively as "Options."

         The Company  intends that the Plan meet the  requirements of Rule 16b-3
("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended
(the  "Exchange   Act")  and  that   transactions   of  the  type  specified  in
subparagraphs  (c) to (f)  inclusive of Rule 16b-3 by officers and  directors of the Company  pursuant to the Plan will be exempt from the  operation  of Section
16(b)  of the  Exchange  Act.  Further,  the Plan is  intended  to  satisfy  the performance-based  compensation exception to the limitation on the Company's tax deductions  imposed by Section  162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions,  conditions  and  limitations  of the Plan  shall be  construed  and interpreted consistent with the Company's intent as stated in this Section 1.

     2. ADMINISTRATION OF THE PLAN.

     The Board of  Directors  of the Company  (the  "Board")  shall  appoint and maintain as administrator of the Plan a Committee (the  "Committee")  consisting of two or more  directors  who are  "Non-Employee  Directors"  (as such  term is defined  in Rule  16b-3)  and  "Outside  Directors"  (as such term is defined in
Section 162(m) of the Code), which shall serve at the pleasure of the Board. The
Committee,  subject  to  Sections  3, 5 and 6 hereof,  shall have full power and authority to designate  recipients of Options and restricted stock  ("Restricted
Stock") and to determine the terms and conditions of the  respective  Option and
Restricted Stock  agreements  (which need not be identical) and to interpret the provisions and supervise the  administration  of the Plan.  The Committee  shall have the authority, without limitation, to designate which Options granted under

                                      A-1

the Plan shall be Incentive Options and which shall be Nonqualified  Options. To the  extent  any  Option  does not  qualify  as an  Incentive  Option,  it shall constitute a separate Nonqualified Option.

     Subject to the  provisions of the Plan, the Committee  shall  interpret the
Plan and all Options and  Restricted  Stock granted  under the Plan,  shall make such  rules as it deems  necessary  for the proper  administration  of the Plan,
shall  make  all  other   determinations   necessary   or   advisable   for  the
administration  of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock
granted under the Plan in the manner and to the extent that the Committee  deems desirable to carry into effect the Plan or any Options or Restricted  Stock. The act  or  determination  of a  majority  of the  Committee  shall  be the  act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee  shall be fully  effective as if it had been made by a majority  at a meeting  duly held.  Subject to the  provisions  of the
Plan, any action taken or determination  made by the Committee  pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

     In the event that for any reason the  Committee  is unable to act or if the
Committee at the time of any grant,  award or other  acquisition  under the Plan does not consist of two or more Non-Employee  Directors, or if there shall be no such Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board,  and any such grant,  award or other  acquisition may be approved or ratified in any other manner contemplated by subparagraph (d)
of Rule 16b-3;  provided,  however, that grants to the Company's Chief Executive
Officer or to any of the Company's other four most highly  compensated  officers that are intended to qualify as  performance-based  compensation  under  Section
162(m) of the Code may only be granted by the Committee.

     3. DESIGNATION OF OPTIONEES AND GRANTEES.

     The persons eligible for participation in the Plan as recipients of Options
(the  "Optionees")  or  Restricted  Stock  (the  "Grantees"  and  together  with
Optionees,  the "Participants") shall include directors,  officers and employees of the Company or any  subsidiary and  consultants  subject to their meeting the eligibility  requirements  of Rule 701  promulgated  under the Securities Act of
1933, as amended (the  "Securities  Act"),  provided that Incentive  Options may only be granted to  employees  of the Company and any  Subsidiary.  In selecting
Participants,  and in  determining  the  number of shares to be  covered by each
Option or shares of Restricted Stock granted to Participants,  the Committee may consider any factors it deems relevant, including without limitation, the office or position held by the  Participant or the  Participant's  relationship  to the
Company,  the Participant's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant's length of service,  promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or
Restricted Stock if the Committee shall so determine.

     4. STOCK RESERVED FOR THE PLAN.

     Subject to adjustment as provided in Section 8 hereof, a total of 1,500,000 shares of the Company's  Common Stock, par value $0.001 per share (the "Stock"), shall be subject to the Plan.  The maximum number of shares of Stock that may be

                                      A-2

subject to Options granted under the Plan to any individual in any calendar year shall not exceed fifteen  percent (15%) of the shares and the method of counting such shares shall conform to any  requirements  applicable to  performance-based
compensation   under   Section   162(m)  of  the  Code,  if   qualification   as
performance-based compensation under Section 162(m) of the Code is intended. The shares of Stock subject to the Plan shall consist of unissued  shares,  treasury shares or previously  issued shares held by any  Subsidiary of the Company,  and such amount of shares of Stock shall be and is hereby reserved for such purpose.
Any of such shares of Stock that may remain unissued and that are not subject to outstanding  Options at the  termination  of the Plan shall cease to be reserved for the  purposes  of the Plan,  but until  termination  of the Plan the Company shall at all times  reserve a  sufficient  number of shares of Stock to meet the requirements of the Plan.  Should any Option or share of Restricted Stock expire or be canceled  prior to its exercise or vesting in full or should the number of shares of Stock to be  delivered  upon the  exercise  or  vesting  in full of an
Option or share of  Restricted  Stock be reduced for any  reason,  the shares of
Stock  theretofore  subject to such Option or share of  Restricted  Stock may be subject to future Options or shares of Restricted  Stock under the Plan,  except where such reissuance is  inconsistent  with the provisions of Section 162(m) of the Code where  qualification as  performance-based  compensation  under Section
162(m) of the Code is intended.

     5. TERMS AND CONDITIONS OF OPTIONS.

     Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions,  not  inconsistent  with the terms of the Plan, as the Committee shall deem desirable:

          (a)  OPTION  PRICE.   The  purchase  price  of  each  share  of  Stock
purchasable  under an Incentive  Option shall be  determined by the Committee at the time of grant,  but shall not be less than 100% of the Fair Market Value (as defined  below)  of such  share of Stock on the  date  the  Option  is  granted;
provided,  however,  that with  respect  to an  Optionee  who,  at the time such
Incentive  Option is granted,  owns (within the meaning of Section 424(d) of the
Code) more than 10% of the total  combined  voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least  110% of the Fair  Market  Value  per  share of Stock on the date of
grant.  The  purchase  price  of  each  share  of  Stock   purchasable  under  a
Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted.  The  exercise  price for each
Option  shall be subject to  adjustment  as provided  in Section 8 below.  "Fair
Market  Value"  means the  closing  price on the date of grant on the  principal securities  exchange on which shares of Stock are listed (if the shares of Stock are so  listed),  or on the  NASDAQ  Stock  Market  (if the  shares of Stock are regularly quoted on the NASDAQ Stock Market),  or, if not so listed or regularly quoted,  the mean  between the closing bid and asked  prices of publicly  traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be  available,  as reported  by any  nationally  recognized  quotation service  selected by the Company,  or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary  notwithstanding,  in no event shall the  purchase  price of a share of
Stock be less than the minimum price  permitted  under the rules and policies of any national securities exchange on which the shares of Stock are listed.

                                      A-3

          (b)  OPTION  TERM.  The  term of each  Option  shall  be  fixed by the
Committee, but no Option shall be exercisable more than ten years after the date such  Option is granted  and in the case of an  Incentive  Option  granted to an
Optionee  who, at the time such  Incentive  Option is granted,  owns (within the meaning  of  Section  424(d)  of the Code)  more than 10% of the total  combined voting  power of all  classes of stock of the Company or of any  Subsidiary,  no such Incentive  Option shall be exercisable  more than five years after the date such Incentive Option is granted.

          (c) EXERCISABILITY.  Subject to Section 5(j) hereof,  Options shall be exercisable  at such time or times and subject to such terms and  conditions  as shall be determined by the  Committee at the time of grant;  provided,  however, that in the absence of any Option vesting periods designated by the Committee at the time of grant,  Options shall vest and become exercisable as to one-third of the total  amount of shares  subject to the Option on each of the first,  second and third  anniversaries  of the date of grant;  and  provided  further  that no
Options shall be exercisable until such time as any vesting limitation  required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation  shall be required for continued  validity of the exemption  provided under Rule 16b-3(d)(3).

     Notwithstanding  any provision in this Plan, in the event there is a Change of Control (as defined below), the Company shall, at no cost to the Participant, replace  any and all  stock  options  granted  by the  Company  and  held by the
Participant at the time of the Change of Control, whether or not vested, with an equal number of  unrestricted  and fully vested stock options to purchase shares of the Company's  Common Stock (the "Option  Replacement").  With respect to the
Option Replacement, all options will become fully vested. Alternatively,  in the event of a Change of Control, in lieu of the Option  Replacement,  a Participant may, subject to Board approval at the time, elect to surrender the Participant's rights to such options,  and upon such  surrender,  the Company shall pay to the
Participant an amount in cash per stock option (whether vested or unvested) then held,  which is the  difference  between the full exercise  price of each option surrendered  and  the  greater  of (i)  the  average  price  per  share  paid in connection  with the  acquisition  of control of the Company if such control was acquired  by  the  payment  of  cash  or  the  then  fair  market  value  of the
consideration   paid  for  such  shares  if  such   control  was   acquired  for
consideration  other than cash, (ii) the price per share paid in connection with any tender offer for shares of the Company's Common Stock leading to control, or
(iii)  the mean  between  the high and low  selling  price of such  stock on the
Nasdaq  National  Market or other market on which the Company's  Common Stock is then traded on the date of the Change of Control.

     For  purposes  of the  Plan,  a Change in  Control  shall be deemed to have occurred if:

               (i) An acquisition  (other than directly from the Company) of any voting  securities of the Company (the "Voting  Securities") by any "Person" (as
the  term  "person"  is used  for  purposes  of  Section  13(d)  or 14(d) of the
Securities  Exchange Act of 1934, as amended (the "Exchange Act")),  immediately after which such Person has "Beneficial  Ownership"  (within the meaning of Rule
13d-3  promulgated  under the Exchange  Act) of more than fifty percent (50%) of
(1) the  then-outstanding  shares of common  stock of the  Company (or any other securities  into which such shares of common stock are changed or for which such shares of common stock are exchanged)  (the "Shares") or (2) the combined voting power of the Company's  then-outstanding Voting Securities;  PROVIDED,  HOWEVER, that in  determining  whether a Change in Control has occurred  pursuant to this

                                      A-4

paragraph (a), the acquisition of Shares or Voting  Securities in a "Non-Control
Acquisition" (as hereinafter  defined) shall not constitute a Change in Control.
A "Non-Control Acquisition" shall mean an acquisition by (i) an employee benefit plan (or a trust  forming a part  thereof)  maintained by (A) the Company or (B)
any corporation or other Person the majority of the voting power,  voting equity securities or equity interest of which is owned, directly or indirectly,  by the
Company (for purposes of this definition,  a "Related Entity"), (ii) the Company or any Related  Entity,  or (iii) any Person in connection  with a  "Non-Control
Transaction" (as hereinafter defined);

               (ii) The  individuals  who, as of the Effective Date, are members of the board of directors of the Company (the "Incumbent Board"),  cease for any reason  to  constitute  at  least a  majority  of the  members  of the  board of directors of the Company or,  following a Merger (as hereinafter  defined),  the board of  directors  of (x) the  corporation  resulting  from such  Merger  (the
"Surviving Corporation"),  if fifty percent (50%) or more of the combined voting power of the then-outstanding  voting securities of the Surviving Corporation is not  Beneficially  Owned,  directly or indirectly,  by another Person (a "Parent
Corporation")  or (y) if there is one or more than one Parent  Corporation,  the ultimate  Parent  Corporation;  PROVIDED,  HOWEVER,  that, if the  election,  or nomination  for  election  by the  Company's  common  stockholders,  of any  new director was approved by a vote of at least  two-thirds of the Incumbent  Board, such new director shall, for purposes of the Plan, be considered a member of the
Incumbent Board;  and PROVIDED,  FURTHER,  HOWEVER,  that no individual shall be considered a member of the Incumbent Board if such individual  initially assumed office as a result  of an  actual  or  threatened  solicitation  of  proxies  or consents by or on behalf of a Person  other than the board of  directors  of the
Company (a "Proxy  Contest"),  including by reason of any agreement  intended to avoid or settle any Proxy Contest; or

               (iii) The consummation of:

                    (a) A merger,  consolidation or  reorganization  (1) with or into the  Company  or (2) in which  securities  of the  Company  are  issued  (a
"Merger"),  unless such Merger is a  "Non-Control  Transaction."  A "Non-Control
Transaction" shall mean a Merger in which:

                         (1) the stockholders of the Company  immediately before
               such Merger own directly or indirectly immediately following such
               Merger at least fifty percent (50%) of the combined  voting power of  the  outstanding  voting  securities  of  (x)  the  Surviving
               Corporation, if there is no Parent Corporation or (y) if there is one or more than one  Parent  Corporation,  the  ultimate  Parent
               Corporation;

                         (2) the  individuals  who were members of the Incumbent
               Board  immediately  prior  to  the  execution  of  the  agreement providing  for such Merger  constitute at least a majority of the
               members  of  the  board  of  directors   of  (x)  the   Surviving
               Corporation,  if there is no Parent Corporation,  or (y) if there is one or more than one Parent  Corporation,  the ultimate Parent
               Corporation; and

                                      A-5

                         (3) no  Person  other  than  (1) the  Company,  (2) any
               Related  Entity,  or (3) any employee  benefit plan (or any trust forming a part thereof)  that,  immediately  prior to the Merger, was maintained by the Company or any Related  Entity,  or (4) any
               Person  who,  immediately  prior  to the  Merger  had  Beneficial
               Ownership of twenty percent (20%) or more of the then outstanding
               Shares or Voting Securities,  has Beneficial Ownership,  directly or  indirectly,  of twenty  percent (20%) or more of the combined voting power of the outstanding voting securities or common stock of (x) the Surviving Corporation,  if fifty percent (50%) or more of the  combined  voting  power  of the then  outstanding  voting securities  of the  Surviving  Corporation  is  not  Beneficially
               Owned, directly or indirectly by a Parent Corporation,  or (y) if there is one or more than one Parent  Corporation,  the  ultimate
               Parent Corporation;

               (b) A complete liquidation or dissolution of the Company; or

               (c) The sale or other  disposition of all or substantially all of the assets of the  Company and its  subsidiaries  taken as a whole to any Person
(other than (x) a transfer to a Related Entity,  (y) a transfer under conditions that would constitute a Non-Control Transaction,  with the disposition of assets being  regarded  as a Merger  for this  purpose or (z) the  distribution  to the
Company's stockholders of the stock of a Related Entity or any other assets).

Notwithstanding the foregoing,  a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired  Beneficial  Ownership of more  than the  permitted  amount  of the then  outstanding  Shares or Voting
Securities as a result of the acquisition of Shares or Voting  Securities by the
Company  which,  by  reducing  the  number of Shares or Voting  Securities  then outstanding,  increases the proportional  number of shares Beneficially Owned by the Subject Persons;  PROVIDED, that if a Change in Control would occur (but for the  operation  of this  sentence) as a result of the  acquisition  of Shares or
Voting  Securities  by the  Company  and,  after such share  acquisition  by the
Company,  the Subject  Person  becomes the  Beneficial  Owner of any  additional
Shares  or  Voting  Securities  and  such  Beneficial  Ownership  increases  the percentage  of the then  outstanding  Shares or Voting  Securities  Beneficially
Owned by the Subject Person, then a Change in Control shall occur.

               (d) METHOD OF  EXERCISE.  Options to the extent then  exercisable may be  exercised in whole or in part at any time during the option  period,  by giving written notice to the Company specifying the number of shares of Stock to be purchased,  accompanied by payment in full of the purchase price, in cash, or by check or such other  instrument  as may be acceptable  to the  Committee.  As determined by the Committee, in its sole discretion,  at or after grant, payment in full or in part may be made at the  election of the  Optionee (i) in the form of Stock  owned by the  Optionee  (based on the Fair  Market  Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld  shares of Stock having a Fair Market Value equal to the exercise  price of the Option,  or (iii) by a combination  of the foregoing, such Fair Market  Value  determined  by  applying  the  principles  set forth in
Section 5(a),  provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares  surrendered  to the Company is at least equal to such exercise price and except with respect to (ii) above,  such method

                                      A-6

of payment will not cause a disqualifying disposition of all or a portion of the
Stock  received  upon  exercise  of an  Incentive  Option.  Notwithstanding  the forgoing,  an  Optionee  may not take any  actions  that are  prohibited  by the
Sarbanes-Oxley  Act of 2002 and the rules  and  regulations  promulgated  by the
Securities and Exchange  Commission or any agency thereunder.  An Optionee shall have the right to dividends  and other rights of a  stockholder  with respect to shares  of Stock  purchased  upon  exercise  of an  Option  at such  time as the
Optionee (i) has given written  notice of exercise and has paid in full for such shares,  and (ii) has  satisfied  such  conditions  that may be  imposed  by the
Company with respect to the withholding of taxes.

               (e) NON-TRANSFERABILITY OF OPTIONS.  Options are not transferable and may be  exercised  solely by the  Optionee  during his lifetime or after his death by the person or persons  entitled  thereto  under his will or the laws of descent and distribution.  The Committee,  in its sole discretion,  may permit a transfer  of a  Nonqualified  Option  to (i) a  trust  for  the  benefit  of the
Optionee,  (ii) a member of the Optionee's  immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic  relations order. Any attempt to transfer,  assign,  pledge or otherwise  dispose of, or to subject to execution, attachment or similar  process,  any Option  contrary to the  provisions  hereof shall  be void  and  ineffective  and  shall  give  no  right  to the  purported transferee.

               (f)  TERMINATION  BY DEATH.  Unless  otherwise  determined by the
Committee,  if any Optionee's  employment  with or service to the Company or any
Subsidiary  terminates  by  reason  of  death,  the  Option  may  thereafter  be exercised,  to the extent then exercisable (or on such accelerated  basis as the
Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee  under the will of the Optionee,  for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be  exercised  pursuant  to  Section  14(d)  hereof) or until the expiration  of the  stated  term of such  Option  as  provided  under  the Plan, whichever period is shorter.

               (g)  TERMINATION  BY  REASON  OF  DISABILITY.   Unless  otherwise
determined by the Committee, if any Optionee's employment with or service to the
Company  or  any  Subsidiary   terminates  by  reason  of  total  and  permanent
disability, any Option held by such Optionee may thereafter be exercised, to the extent it was  exercisable at the time of  termination  due to disability (or on such accelerated basis as the Committee shall determine at or after grant),  but may not be exercised  after three (3) months after the date of such  termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d)  hereof) or the  expiration of the stated term of such
Option,  whichever period is shorter;  PROVIDED,  HOWEVER, that, if the Optionee dies within such three (3) month  period,  any  unexercised  Option held by such
Optionee  shall  thereafter  be  exercisable  to  the  extent  to  which  it was exercisable  at the time of death for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be exercised  pursuant to
Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

                  (h)  TERMINATION  BY REASON OF  RETIREMENT.  Unless  otherwise determined by the Committee, if any Optionee's employment with or service to the
Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined  below),  any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such  accelerated  basis as the Committee shall determine at or after grant), but  may  not be  exercised  after  three  (3)  months  after  the  date of such

                                      A-7

termination of employment or service (or, if later,  such time as the Option may be exercised  pursuant to Section 14(d) hereof) or the  expiration of the stated
term of such Option, whichever date is earlier; provided,  however, that, if the
Optionee dies within such three (3) month period, any unexercised Option held by such Optionee  shall  thereafter be  exercisable,  to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later,  such time as the Option may be exercised  pursuant to
Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

               For purposes of this paragraph  (h),  "Normal  Retirement"  shall mean retirement from active  employment with the Company or any Subsidiary on or after  the  normal  retirement  date  specified  in the  applicable  Company  or
Subsidiary  pension  plan  or if no  such  pension  plan,  age  65,  and  "Early
Retirement" shall mean retirement from active employment with the Company or any
Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

               (i)  OTHER  TERMINATION.   Unless  otherwise  determined  by  the
Committee  upon  grant,  if any  Optionee's  employment  with or  service to the
Company or any Subsidiary terminates for any reason other than death, disability or Normal or Early Retirement, the Option shall thereupon terminate, except that the portion of any Option that was  exercisable on the date of such  termination of  employment  or service may be  exercised  for the lesser of thirty (30) days after  the date of  termination  or the  balance  of such  Option's  term if the
Optionee's employment or service with the Company or any Subsidiary or Affiliate is terminated by the Company or such Subsidiary without cause (the determination as to  whether  termination  was for  cause  to be made by the  Committee).  The transfer  of an  Optionee  from the employ of or  service to the  Company to the employ of or service to a Subsidiary,  or vice versa,  or from one Subsidiary to another,  shall not be deemed to  constitute  a  termination  of  employment  or service for purposes of the Plan.

               (j) LIMIT ON VALUE OF INCENTIVE OPTION. The aggregate Fair Market
Value,  determined as of the date the Incentive Option is granted,  of Stock for which  Incentive  Options  are  exercisable  for the first time by any  Optionee during any calendar  year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

               (k) GRANTS TO FOREIGN  EMPLOYEES.  The terms of grants to foreign employees  may vary from the terms of this  Section  5  provided  that the terms shall only be more restrictive than any term in this Section 5.

               (l) DIVIDEND  EQUIVALENTS.  Simultaneously  with the grant of any
Option and under such terms and  conditions as the Committee  deems  appropriate and  subject to Section 12 herein,  the  Committee  may grant  special  dividend equivalent rights ("Dividend  Equivalents")  which amount shall be determined by multiplying  the number of shares of Stock subject to an Option by the per-share cash  dividend,  or the  per-share  fair  market  value  (as  determined  by the
Committee) of any dividend in consideration other than cash, paid by the Company on its Stock on a dividend  payment date (other than the regular  quarterly cash dividends of the  Company).  Unless  otherwise  determined  by the  Committee at grant,  the Dividend  Equivalents (i) shall have the same vesting  schedule,  if any, as the Options to which the Dividend  Equivalents  relate and (ii) shall be payable upon exercise of the Options to which the Dividend  Equivalents  relate.

                                      A-8

At the discretion of the Committee,  Dividend  Equivalents  shall be credited to accounts on the Company's records for purposes of the Plan. Dividend Equivalents may be accrued as a cash obligation,  or may be converted to shares of Stock for the  Participant.  The Committee shall determine  whether any deferred  Dividend
Equivalents will accrue interest. The Committee may provide that an Optionee may use Dividend Equivalents to pay the Purchase Price.  Dividend Equivalents may be
payable in cash or shares of Stock or in a combination of the two, as determined by the Committee.

     6. TERMS AND CONDITIONS OF RESTRICTED STOCK.

     Restricted  Stock  may  be  granted  under  this  Plan  aside  from,  or in association  with,  any  other  award  and  shall be  subject  to the  following conditions and shall contain such  additional  terms and  conditions  (including provisions  relating to the  acceleration of vesting of Restricted  Stock upon a
Change  of  Control),  not  inconsistent  with  the  terms of the  Plan,  as the
Committee shall deem desirable:

          (a)  GRANTEE  RIGHTS.  A Grantee  shall  have no rights to an award of
Restricted  Stock unless and until  Grantee  accepts the award within the period prescribed by the Committee and, if the Committee  shall deem  desirable,  makes payment to the Company in cash,  or by check or such other  instrument as may be acceptable to the Committee.  After  acceptance and issuance of a certificate or certificates,  as provided  for below,  the  Grantee  shall have the rights of a stockholder with respect to Restricted Stock subject to the  non-transferability and forfeiture restrictions described in Section 6(d) below.

          (b) ISSUANCE OF CERTIFICATES. The Company shall issue in the Grantee's name a certificate  or  certificates  for the shares of Common Stock  associated with the award promptly after the Grantee accepts such award.

          (c)  DELIVERY  OF  CERTIFICATES.   Unless  otherwise   provided,   any
certificate or certificates  issued  evidencing shares of Restricted Stock shall not be delivered to the Grantee  until such shares are free of any  restrictions specified by the Committee at the time of grant.

          (d) FORFEITABILITY, NON-TRANSFERABILITY OF RESTRICTED STOCK. Shares of
Restricted  Stock are forfeitable  until the terms of the Restricted Stock grant have been satisfied.  Shares of Restricted Stock are not transferable  until the date on which the Committee has specified such restrictions have lapsed.  Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional  shares or property in respect of shares of Restricted Stock shall be subject to the same  restrictions as such shares of
Restricted Stock.

          (e) CHANGE OF CONTROL.  Upon the  occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding
Restricted  Stock,  in whole or in part, as determined by the Committee,  in its sole discretion.

          (f)  TERMINATION OF  EMPLOYMENT.  Unless  otherwise  determined by the
Committee at or after grant,  in the event the Grantee  ceases to be an employee or otherwise  associated  with the Company for any other  reason,  all shares of
Restricted  Stock  theretofore  awarded  to  him  which  are  still  subject  to

                                      A-9

restrictions shall be forfeited and the Company shall have the right to complete a blank  stock  power.  The  Committee  may  provide  (on or after  grant)  that restrictions  or forfeiture  conditions  relating to shares of Restricted  Stock will be waived in whole or in part in the event of  termination  resulting  from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

     7. TERM OF PLAN.

     No Option or shares of  Restricted  Stock shall be granted  pursuant to the
Plan on or after the date that is ten years from the effective date of the Plan, but Options or shares of Restricted Stock theretofore  granted may extend beyond that date.

     8. CAPITAL CHANGE OF THE COMPANY.

     In   the   event   of   any    merger,    reorganization,    consolidation,
recapitalization,  stock  dividend,  or  other  change  in  corporate  structure affecting  the Stock,  the  Committee  shall make an  appropriate  and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number  and option  price of shares  subject to  outstanding  Options granted  under  the Plan,  to the end that  after  such  event  each  Optionee's
proportionate   interest  shall  be  maintained  (to  the  extent  possible)  as immediately  before the occurrence of such event.  The Committee  shall,  to the extent  feasible,  make such other  adjustments as may be required under the tax laws so that any  Incentive  Options  previously  granted  shall  not be  deemed modified  within  the  meaning  of  Section  424(h)  of  the  Code.  Appropriate adjustments  shall  also be made in the  case of  outstanding  Restricted  Stock granted under the Plan.

     The adjustments  described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

     9. PURCHASE FOR INVESTMENT/CONDITIONS.

     Unless  the  Options  and shares  covered by the Plan have been  registered under the Securities Act, or the Company has determined  that such  registration is unnecessary,  each person exercising or receiving Options or Restricted Stock under  the Plan may be  required  by the  Company  to give a  representation  in writing that he is acquiring the  securities  for his own account for investment and not with a view to, or for sale in connection  with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

     10. TAXES.

          (a) The Company may make such  provisions as it may deem  appropriate, consistent  with  applicable  law, in connection  with any Options or Restricted
Stock  granted  under  the Plan with  respect  to the  withholding  of any taxes
(including income or employment taxes) or any other tax matters.

                                      A-10

          (b) If any Grantee,  in connection  with the acquisition of Restricted
Stock, makes the election permitted under Section 83(b) of the Code (that is, an election  to  include  in gross  income  in the  year of  transfer  the  amounts specified  in Section  83(b)),  such  Grantee  shall  notify the  Company of the election with the Internal Revenue Service pursuant to regulations  issued under the authority of Code Section 83(b).

          (c) If any  Grantee  shall  make any  disposition  of  shares of Stock issued pursuant to the exercise of an Incentive  Option under the  circumstances described  in Section  421(b) of the Code  (relating  to  certain  disqualifying dispositions),  such Grantee shall notify the Company of such disposition within ten (10) days hereof.

     11. EFFECTIVE DATE OF PLAN.

     The Plan shall be effective on April 3, 2006; provided,  however,  that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan  must  subsequently  be  approved  by  majority  vote of the  Company's stockholders no later than April 3, 2007, and further, that in the event certain
Option   grants   hereunder   are  intended  to  qualify  as   performance-based
compensation  within the meaning of Section 162(m) of the Code, the requirements as to  shareholder  approval  set  forth  in  Section  162(m)  of the  Code  are satisfied.

     12. AMENDMENT AND TERMINATION.

     The Board may  amend,  suspend,  or  terminate  the  Plan,  except  that no amendment  shall be made that would impair the rights of any  Participant  under any Option or Restricted  Stock  theretofore  granted without the  Participant's consent,  and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

          (a) materially  increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

          (b)  materially  increase  the benefits  accruing to the  Participants under the Plan;

          (c)  materially   modify  the   requirements  as  to  eligibility  for
participation in the Plan;

          (d) decrease the  exercise  price of an Incentive  Option to less than
100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market
Value per share of Stock on the date of grant thereof;

          (e) extend the term of any Option  beyond that provided for in Section
5(b); or

          (f) except as otherwise  provided in Sections 5(c), 5(l) and 8 hereof, reduce the exercise price of  outstanding  Options or effect  repricing  through cancellations and re-grants of new Options.

                                      A-11

     Subject to the  forgoing,  the  Committee may amend the terms of any Option theretofore  granted,  prospectively or  retrospectively,  but no such amendment shall impair the rights of any Optionee without the Optionee's consent.

     It is the  intention  of the Board that the Plan comply  strictly  with the provisions  of  Section  409A of the Code and  Treasury  Regulations  and  other
Internal  Revenue  Service  guidance  promulgated  thereunder (the "Section 409A
Rules") and the  Committee  shall  exercise its  discretion  in granting  awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without,  in the case of an award,  the consent of the  Participant)  as may be necessary or  appropriate to comply with the Section 409A Rules.

     13. GOVERNMENT REGULATIONS.

     The  Plan,  and the grant and  exercise  of  Options  or  Restricted  Stock hereunder,  and the  obligation of the Company to sell and deliver  shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations,  and to such approvals by any governmental  agencies,  national securities exchanges and interdealer quotation systems as may be required.

     14. GENERAL PROVISIONS.

          (a) CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the  Committee  may deem  advisable  under  the  rules,  regulations  and  other requirements  of the Securities  and Exchange  Commission,  or other  securities commission having jurisdiction,  any applicable Federal or state securities law, any stock exchange or interdealer  quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

          (b) EMPLOYMENT MATTERS. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any  Participant who is an employee of the Company or any Subsidiary any right to continued  employment or, in the case of a Participant who is a director,  continued  service as a director,  with the
Company or a  Subsidiary,  as the case may be, nor shall it interfere in any way with the right of the Company or any  Subsidiary to terminate the  employment of any of its  employees,  the service of any of its  directors or the retention of any of its consultants or advisors at any time.

          (c)  LIMITATION  OF  LIABILITY.  No  member of the  Committee,  or any officer or employee of the Company acting on behalf of the  Committee,  shall be personally liable for any action,  determination or interpretation taken or made in good faith with  respect to the Plan,  and all members of the  Committee  and each and any officer or employee of the Company acting on their behalf shall, to the extent  permitted by law, be fully  indemnified and protected by the Company in respect of any such action, determination or interpretation.

          (d) REGISTRATION OF STOCK.  Notwithstanding any other provision in the
Plan,  no Option may be  exercised  unless and until the Stock to be issued upon the exercise  thereof has been  registered  under the Securities Act of 1933, as

                                      A-12

amended, and applicable state securities laws, or are, in the opinion of counsel to the Company,  exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable  federal or state securities  laws any Stock to be issued upon the  exercise of an Option  granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock  subject  to such  Option,  although  the  Company  may in its sole discretion  register such Stock at such time as the Company shall determine.  If the Company  chooses to comply with such an  exemption  from  registration,  the
Stock issued  under the Plan may, at the  direction  of the  Committee,  bear an appropriate  restrictive  legend restricting the transfer or pledge of the Stock represented  thereby,  and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company's transfer agent.

     15. NON-UNIFORM DETERMINATIONS.

     The  Committee's   determinations  under  the  Plan,   including,   without
limitation,  (i) the  determination of the Participants to receive awards,  (ii)
the form,  amount and timing of such awards,  (iii) the terms and  provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be  made  by it  selectively  among  Participants  who  receive,  or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

     16. GOVERNING LAW.

     The  validity,  construction,  and  effect  of the Plan and any  rules  and regulations  relating to the Plan shall be  determined  in  accordance  with the internal laws of the State of Delaware,  without  giving effect to principles of conflicts of laws, and applicable federal law.

                                                       FalconStor Software, Inc.
                                                       April 3, 2006

                                      A-13

                                      PROXY

                            FALCONSTOR SOFTWARE, INC.

                    Proxy for Annual Meeting of Stockholders
                       Solicited by the Board of Directors

     The undersigned  hereby appoints  ReiJane Huai and James Weber, and each of them,  with full power of  substitution to represent the undersigned and to vote all of the shares of common stock of FalconStor  Software,  Inc.  ("FalconStor")
which the  undersigned is entitled to vote at the Annual Meeting of Stockholders of FalconStor to be held at FalconStor Software,  Inc., 2 Huntington Quadrangle,
Suite 2S01, Melville, New York, on Wednesday,  May 17, 2006, at 9:00 a.m., local time, and at any  adjournment  thereof,  (1) as  hereinafter  specified upon the proposals listed below and (2) in their  discretion,  upon such other matters as may properly come before the meeting.

     IMPORTANT:  PLEASE DATE,  SIGN AND MAIL PROMPTLY THIS PROXY IN THE ENCLOSED
RETURN  ENVELOPE TO ASSURE THAT YOUR SHARES ARE  REPRESENTED AT THE MEETING.  IF
YOU ATTEND  THE  MEETING,  YOU MAY VOTE IN PERSON  SHOULD YOU WISH TO DO SO EVEN
THOUGH YOU HAVE ALREADY SENT IN YOUR PROXY.

1.   To elect the following  directors:  (01) Steven L. Bock and (02) Patrick B.
     Carney, to serve as directors until the 2009 Annual Meeting of Stockholders of the Company and until successors have been duly elected and qualified.

____________ FOR ALL NOMINEES __________ WITHHELD FROM ALL NOMINEES

___________________________________________________________________
FOR ALL NOMINEES EXCEPT AS NOTED ABOVE

2.   To approve the FalconStor Software, Inc., 2006 Incentive Stock Plan.

     FOR ___________   AGAINST  ___________   ABSTAIN ___________

3.   To ratify the appointment of KPMG LLP as the independent  registered public accounting  firm of the Company for the fiscal  year  ending  December  31,
     2006.

     FOR ___________   AGAINST  ___________   ABSTAIN ___________

4.   With discretionary authority,  upon such other matters as may properly come before the meeting. At this time, the persons making this solicitation know of no other matters to be presented at the meeting.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  _____

MARK HERE IF YOU PLAN TO ATTEND THE MEETING  ____

Please  sign  your  name  exactly  as  it  appears  on  the  stock   certificate
representing your shares. If signing for estates, trusts or corporations,  title or capacity should be stated. If shares are held jointly, both should sign.

Signature: __________________               Date______________

Signature: __________________               Date______________